   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 21, 2003
                                                   REGISTRATION NOS.:  33-44782
                                                                       811-6515
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                         PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 15                   [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                             [X]
                                AMENDMENT NO. 16                           [X]

                             ---------------------

                     MORGAN STANLEY DIVERSIFIED INCOME TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          [ ]  immediately upon filing pursuant to paragraph (b)
          [ ]  on (date) pursuant to paragraph (b)
          [X]  60 days after filing pursuant to paragraph (a)
          [ ]  on (date) pursuant to paragraph (a) of rule 485.

                             ---------------------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

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                                                           [MORGAN STANLEY LOGO]


Morgan Stanley Diversified Income Trust

A mutual fund whose primary investment objective is a high level of current income; as a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective

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                                                  Prospectus | April   , 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                    INVESTMENT OBJECTIVES ............................1

                            PRINCIPAL INVESTMENT STRATEGIES ..................1
                            PRINCIPAL RISKS ..................................3
                            PAST PERFORMANCE .................................5
                            FEES AND EXPENSES ................................7
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION .......8
                            ADDITIONAL RISK INFORMATION .....................10
                            FUND MANAGEMENT .................................11

Shareholder Information     PRICING FUND SHARES .............................12
                            HOW TO BUY SHARES ...............................12
                            HOW TO EXCHANGE SHARES ..........................14
                            HOW TO SELL SHARES ..............................15
                             DISTRIBUTIONS ..................................17
                            TAX CONSEQUENCES ................................18
                            SHARE CLASS ARRANGEMENTS ........................18

Financial Highlights        .................................................26

Morgan Stanley Funds        ................................. INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund

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INVESTMENT OBJECTIVES
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Morgan Stanley Diversified Income Trust seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

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PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
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INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
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The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Fund's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities, and (4) emerging market securities. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Fund's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

(1)  Global Securities.


o Fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated in one of the four highest bond rating categories by either Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality;

o Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and


o Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2)  Mortgage-Backed Securities and U.S. Government Securities.

o Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager; the mortgage-backed securities in which the Fund may invest include mortgage pass-through securities and collateralized mortgage obligations (CMOs);

o U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

o U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity (without restrictions as to remaining maturity at time of purchase).


(3) High Yield Securities. The Fund may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Fund does not have any minimum quality rating standard for this group of investments. Thus, the Fund may invest in fixed-income securities that may already be in default on payment of interest or principal. The Fund's investments in junk bonds may not exceed 331/2% of its assets.

(4) Emerging Market Securities. The Fund may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Fund's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

                                      * * *

Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

In addition to the three groups of fixed-income securities, the Fund may also invest in options and futures, forward currency contracts, and common stock and warrants.

In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

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PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted and redemption proceeds are paid in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

High Yield Securities. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures, forward currency contracts, common stock, warrants and convertible securities investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

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ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
(end sidebar)


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[BAR CHART OMITTED]

1993      9.63%
 '94     -1.31%
 '95     12.71%
 '96      8.36%
 '97      6.04%
 '98      2.48%
 '99     -2.78%
2000     -8.68%
 '01     -5.80%
 '02      9.81%


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of December 31, 2002 was 9.81%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.74% (quarter ended 6/30/2002) and the lowest return for a calendar quarter was -4.02% (quarter ended 12/31/2000).

Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
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                                                        PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS     LIFE OF FUND
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 Class A(1): Return Before Taxes                        5.84%           -1.45%               --%           -0.73%
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   Lehman Brothers U.S. Government Index(2)             9.84%            7.48%               --%            7.51%
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 Class B(1): Returns Before Taxes                       4.81%           -1.48%             2.81%              --%
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   Returns After Taxes on Distributions(3)              2.49%           -3.92%            -0.03%              --%
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   Returns After Taxes on Distributions and Sale of
    Fund Shares                                         2.86%           -2.32%             0.88%              --%
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   Lehman Brothers U.S. Government Index(2)             9.84%            7.48%             7.08%              --%
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 Class C(1): Return Before Taxes                        8.83%           -1.20%               --%           -0.55%
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   Lehman Brothers U.S. Government Index(2)             9.84%            7.48%               --%            7.51%
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 Class D(1): Return Before Taxes                       10.73%           -0.31%               --%            0.33%
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   Lehman Brothers U.S. Government Index(2)             9.84%            7.48%               --%            7.51%
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(1) Class A, C and D commenced operations on July 28, 1997; Class B commenced operations on April 9, 1992.

(2) The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of government and corporate obligations including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.


The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

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SHAREHOLDER FEES
These fees are paid directly from your investment.
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ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended October 31, 2002.
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                                                     CLASS A       CLASS B       CLASS C      CLASS D
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  SHAREHOLDER FEES
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  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       4.25%(1)      None          None         None
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  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)       5.00%(3)      1.00%(4)     None
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  ANNUAL FUND OPERATING EXPENSES
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  Management fee                                      0.40%         0.40%         0.40%        0.40%
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  Distribution and service (12b-1) fees               0.19%         0.85%         0.85%        None
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  Other expenses                                      0.22%         0.22%         0.22%        0.22%
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  Total annual Fund operating expenses                0.81%         1.47%         1.47%        0.62%
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(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


                        IF YOU SOLD YOUR SHARES                        IF YOU HELD YOUR SHARES
---------------------------------------------------------  -----------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------  -----------------------------------------------
 Class A       $504        $673      $  856       $1,384       $504        $673        $856      $1,384
---------------------------------------------------------  -----------------------------------------------
 Class B       $650        $765      $1,003       $1,757       $150        $465        $803      $1,757
---------------------------------------------------------  -----------------------------------------------
 Class C       $250        $465      $  803       $1,757       $150        $465        $803      $1,757
---------------------------------------------------------  -----------------------------------------------
 Class D       $ 63        $199      $  346       $  774       $ 63        $199        $346      $  774
---------------------------------------------------------  -----------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

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ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Mortgage-Backed Securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.


Options and Futures. The Fund may invest in options and futures including interest rate futures and options thereon and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to hedge the interest rate sensitivity of the Fund's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.


Forward Currency Contracts. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. The Fund also may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated. The Fund may engage in "anticipatory" hedging transactions in which it purchases a specific amount of a foreign currency in order to lock in the current exchange rate of a currency in which a security that the Fund intends to purchase in the future is denominated. The Fund may close out the anticipatory hedge without purchasing the security.

Common Stock and Warrants. The Fund may invest up to 20% of its assets in common stocks. The Fund may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities or included in a unit with fixed-income securities or acquired upon conversions of fixed-income securities.

Convertible Securities. The Fund may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Other than percentage limits relating to illiquid securities, subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Forward Currency Contracts. Participation in forward currency contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.

Common Stocks and Warrants. The Fund's investment in common stocks and warrants involve risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.

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FUND MANAGEMENT
---------------
(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $120 billion in assets under management as of November 30, 2002.
(end sidebar)


The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, Stephen F. Esser, a Managing Director of the Investment Manager, and Paul F. O'Brien, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------
(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------
                                               MINIMUM INVESTMENT
                                         --------------------------------
INVESTMENT OPTIONS                          INITIAL       ADDITIONAL
-------------------------------------------------------------------------
  Regular Accounts                         $1,000            $100
-------------------------------------------------------------------------
  Individual Retirement Accounts           $1,000            $100
-------------------------------------------------------------------------
  Coverdell Education Savings Account      $  500            $100
-------------------------------------------------------------------------
  EasyInvest(SM)                           $  100*           $100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
-------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, or (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Diversified Income Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
----------------------------------------------------------------------------------------------------------------

OPTIONS             PROCEDURES
----------------------------------------------------------------------------------------------------------------------
By Letter,          If you are requesting payment to anyone other than the registered owner(s) or that payment be
continued           sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    --------------------------------------------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    --------------------------------------------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
----------------------------------------------------------------------------------------------------------------------
Systematic          If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan     $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
[GRAPHIC OMITTED]   fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                    --------------------------------------------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this Prospectus.
                    --------------------------------------------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------
(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments and income from stocks. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12b-1FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 4.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                0.85%
-------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                         0.85%
-------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
-------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A that qualifies for investment in Class D.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                  FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                           4.25%                    4.44%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.00%                    4.17%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000              3.50%                    3.63%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000             2.75%                    2.83%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000             2.25%                    2.30%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million           1.75%                    1.78%
---------------------------------------------------------------------------------------
  $1 million and over                         0.00%                    0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
--------------------------------------------------------------------
  First                                      5.0%
--------------------------------------------------------------------
  Second                                     4.0%
--------------------------------------------------------------------
  Third                                      3.0%
--------------------------------------------------------------------
  Fourth                                     2.0%
--------------------------------------------------------------------
  Fifth                                      2.0%
--------------------------------------------------------------------
  Sixth                                      1.0%
--------------------------------------------------------------------
  Seventh and thereafter                     None
--------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class
B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan

     Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------------------------------------
                                                          2002            2001              2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 6.10          $ 6.97            $ 8.16         $ 9.01       $ 9.46
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income[+/+]                               0.42 (3)        0.56              0.72           0.74         0.74
  Net realized and unrealized loss                        (0.18)(3)       (0.88)            (1.23)         (0.87)       (0.46)
                                                         ------          ------            ------         ------       ------
 Total income (loss) from investment operations            0.24           (0.32)            (0.51)         (0.13)        0.28
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                   (0.38)          (0.32)            (0.62)         (0.63)       (0.70)
  Paid-in-capital                                         (0.01)          (0.23)            (0.06)         (0.09)       (0.03)
                                                         ------          ------            ------         ------       ------
 Total dividends and distributions                        (0.39)          (0.55)            (0.68)         (0.72)       (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 5.95          $ 6.10            $ 6.97         $ 8.16       $ 9.01
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             4.25%          (4.62)%           (6.66)%        (1.61)%       2.86%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.81%           0.76 %(2)         0.73 %         0.72 %        0.77%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     7.13%(3)        8.78 %(2)         9.28 %         8.56 %        7.94%
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $29,701         $29,769           $13,318        $21,828      $15,130
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     82%            110 %              40 %           71 %        130%
-----------------------------------------------------------------------------------------------------------------------------------


[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.78% and 8.76%, respectively.

(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------------------------------
                                                        2002           2001             2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $ 6.10         $ 6.98           $ 8.16       $ 9.01         $ 9.46
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income[+/+]                             0.38 (3)       0.53             0.67         0.68           0.68
  Net realized and unrealized loss                      (0.17)(3)      (0.90)           (1.22)       (0.87)         (0.46)
                                                       ------         ------           ------       ------         ------
 Total income (loss) from investment operations          0.21          (0.37)           (0.55)       (0.19)          0.22
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                 (0.34)         (0.30)           (0.58)       (0.58)         (0.65)
  Paid-in-capital                                       (0.01)         (0.21)           (0.05)       (0.08)         (0.02)
                                                       ------         ------           ------       ------         ------
 Total dividends and distributions                      (0.35)         (0.51)           (0.63)       (0.66)         (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 5.96         $ 6.10           $ 6.98       $ 8.16         $ 9.01
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           3.73%         (5.37)%          (7.24)%      (2.14)%         2.23%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                1.47%          1.41 %(2)        1.38 %       1.38 %         1.38%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                   6.47%(3)       8.13 %(2)        8.63 %       7.90 %         7.33%
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $355,329       $454,883         $565,493     $859,553     $1,024,021
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   82%           110 %             40 %         71 %          130%
-----------------------------------------------------------------------------------------------------------------------------------


[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.43% and 8.11%, respectively.

(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class C Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------------
                                                          2002            2001              2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 6.09          $ 6.97            $ 8.15         $ 9.00       $ 9.45
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income[+/+]                               0.38 (3)        0.53              0.67           0.68         0.68
  Net realized and unrealized loss                        (0.17)(3)       (0.90)            (1.22)         (0.87)       (0.46)
                                                         ------          ------            ------         ------       ------
 Total income (loss) from investment operations            0.21           (0.37)            (0.55)         (0.19)        0.22
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                   (0.34)          (0.30)            (0.58)         (0.58)       (0.65)
  Paid-in-capital                                         (0.01)          (0.21)            (0.05)         (0.08)       (0.02)
                                                         ------          ------            ------         ------       ------
 Total dividends and distributions                        (0.35)          (0.51)            (0.63)         (0.66)       (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 5.95          $ 6.09            $ 6.97         $ 8.15       $ 9.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             3.74%          (5.38)%           (7.12)%        (2.25)%       2.26%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (1):
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.47%           1.35 %(2)         1.38 %         1.38 %       1.38%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     6.47%(3)        8.19 %(2)         8.63 %         7.90 %       7.33%
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $12,524         $12,754           $14,313        $19,450      $15,659
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     82%            110 %              40 %           71 %        130%
-----------------------------------------------------------------------------------------------------------------------------------


[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.37% and 8.17%, respectively.

(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class D Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------------------------------
                                                          2002           2001             2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 6.11         $ 6.99           $ 8.15         $ 9.00         $ 9.45
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income[+/+]                               0.41 (3)       0.56             0.72           0.76           0.76
  Net realized and unrealized loss                        (0.15)(3)      (0.87)           (1.19)         (0.88)         (0.46)
                                                         ------         ------           ------         ------         ------
 Total income (loss) from investment operations            0.26          (0.31)           (0.47)         (0.12)          0.30
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                   (0.39)         (0.33)           (0.63)         (0.64)         (0.72)
  Paid-in-capital                                         (0.01)         (0.24)           (0.06)         (0.09)         (0.03)
                                                         ------         ------           ------         ------         ------
 Total dividends and distributions                        (0.40)         (0.57)           (0.69)         (0.73)         (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 5.97         $ 6.11           $ 6.99         $ 8.15         $ 9.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             4.61%         (4.56)%          (6.20)%        (1.42)%         3.21%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.62%          0.56 %(2)        0.53 %         0.53 %         0.53%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     7.32%(3)       8.98 %(2)        9.48 %         8.75 %         8.18%
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $15,474         $7,049           $1,493         $1,046           $740
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     82%           110 %             40 %           71 %          130%
-----------------------------------------------------------------------------------------------------------------------------------


[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.58% and 8.96%, respectively.

(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes


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  Morgan Stanley Funds
--------------------------------------------------------------------------------

 O GLOBAL/INTERNATIONAL FUNDS

   European Growth Fund

   Fund of Funds - International Portfolio

   Global Advantage Fund


   Global Dividend Growth Securities


   International Fund

   International SmallCap Fund

   International Value Equity Fund

   Japan Fund

   Latin American Growth Fund

   Pacific Growth Fund


 O GROWTH FUNDS

   21st Century Trend Fund

   Aggressive Equity Fund

   All Star Growth Fund


   American Opportunities Fund


   Capital Opportunities Trust


   Developing Growth Securities Trust

   Growth Fund


   KLD Social Index Fund

   Market Leader Trust


   Nasdaq-100 Index Fund


   New Discoveries Fund

   Next Generation Trust

   Small-Mid Special Value Fund

   Special Growth Fund

   Special Value Fund


   Tax-Managed Growth Fund


 O GROWTH + INCOME FUNDS


   Allocator Fund


   Balanced Growth Fund

   Balanced Income Fund

   Convertible Securities Trust

   Dividend Growth Securities

   Equity Fund

   Fund of Funds - Domestic Portfolio

   Fundamental Value Fund

   Income Builder Fund


   Mid-Cap Value Fund


   S&P 500 Index Fund

   Strategist Fund

   Total Market Index Fund


   Total Return Trust


   Value Fund

   Value-Added Market Series/
   Equity Portfolio


 O INCOME FUNDS

   Diversified Income Trust

   Federal Securities Trust

   High Yield Securities

   Intermediate Income Securities

   Limited Duration Fund (NL)

   Limited Duration U.S. Treasury Trust

   Liquid Asset Fund (MM)

   U.S. Government Money Market Trust (MM)

   U.S. Government Securities Trust



 O SPECIALTY FUNDS

   Biotechnology Fund

   Financial Services Trust

   Global Utilities Fund

   Health Sciences Trust

   Information Fund

   Natural Resource Development Securities

   Real Estate Fund

   Technology Fund

   Utilities Fund



 O TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust (MM)

   California Tax-Free Income Fund

   Hawaii Municipal Trust (FSC)

   Limited Term Municipal Trust (NL)

   Multi-State Municipal Series Trust (FSC)

   New York Municipal Money Market Trust (MM)

   New York Tax-Free Income Fund

   Tax-Exempt Securities Trust

   Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

[MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

Class A:         DINAX
--------------------------
Class B:         DINBX
--------------------------
Class C:         DINCX
--------------------------
Class D:         DINDX
--------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6515)
CLF NO. 37937PRO



Morgan Stanley
Diversified Income Trust

A mutual fund whose primary investment objective is a high level of current income; as a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective

[GRAPHIC OMITTED]



                                                    Prospectus | April   , 2003

STATEMENT OF ADDITIONAL INFORMATION
                                                       MORGAN STANLEY
                                                       DIVERSIFIED INCOME TRUST

APRIL   , 2003



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated April   , 2003 for Morgan Stanley Diversified Income Trust
may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.





Morgan Stanley Diversified Income Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History .......................................................4
II.   Description of the Fund and Its Investments and Risks ..............4
          A. Classification ..............................................4
          B. Investment Strategies and Risks .............................4
          C. Fund Policies/Investment Restrictions ......................15
III.  Management of the Fund ............................................16
          A. Board of Trustees ..........................................16
          B. Management Information .....................................17
          C. Compensation ...............................................22
IV.   Control Persons and Principal Holders of Securities ...............23
V.    Investment Management and Other Services ..........................23
          A. Investment Manager .........................................23
          B. Principal Underwriter ......................................24
          C. Services Provided by the Investment Manager ................25
          D. Dealer Reallowances ........................................25
          E. Rule 12b-1 Plan ............................................26
          F. Other Service Providers ....................................30
          G. Codes of Ethics ............................................30
VI.   Brokerage Allocation and Other Practices ..........................30
          A. Brokerage Transactions .....................................30
          B. Commissions ................................................31
          C. Brokerage Selection ........................................31
          D. Directed Brokerage .........................................32
          E. Regular Broker-Dealers .....................................32
VII.  Capital Stock and Other Securities ................................32
VIII. Purchase, Redemption and Pricing of Shares ........................33
          A. Purchase/Redemption of Shares ..............................33
          B. Offering Price .............................................34
IX.   Taxation of the Fund and Shareholders .............................35
X.    Underwriters ......................................................37
XI.   Calculation of Performance Data ...................................37
XII.  Financial Statements ..............................................38

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York is the Custodian of the Fund's assets as described in groupings 2 and 3 in the Fund's Prospectus. The JPMorgan Chase Bank is the Custodian of the Fund's assets as described in grouping 1 in the Prospectus.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Diversified Income Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 20, 1991, with the name Dean Witter Diversified Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Diversified Income Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Diversified Income Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     OTHER GLOBAL SECURITIES. The Fund may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. The Fund may purchase these indexed obligations to generate current income or for hedging purposes.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     In addition, the Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.


     EMERGING MARKET SECURITIES. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     BRADY BONDS: Brady Bonds are Emerging Market Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. Portfolios will only invest in Brady Bonds consistent with quality specifications.

     Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

     COMMON STOCKS. The Fund may invest in common stocks in an amount up to 20% of its total assets. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Investment Manager to further the Fund's investment objectives. For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

     Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Investment Manager as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund's investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Investment Manager will continue to hold such common stocks for the Fund's portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund's investment objectives.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of

OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities include:


     U.S. or Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may invest up to 25% of its total assets in reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

     The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The Fund will establish a segregated account in which it will maintain cash, U.S. government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. As a primary objective, seek a high level of current income.

      2. As a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.

     The Fund may not:

      1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

      2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

      3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in Mortgage-Backed Securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

      5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      6. Purchase or sell commodities except, the Fund may purchase or sell (write) futures contracts and related options thereon.

      7. Borrow money in excess of 331|M/3% of the Fund's total assets (including the proceeds of the borrowings).

      8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or
         (e) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

     11. Make short sales of securities.

     12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Invest more than 5% of its net assets in warrants, including not more than 2% of such assets which are not listed on the New York or American Stock Exchange. However, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.

     16. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to Mortgage-Backed and Asset-Backed Securities or to any obligation of the United States Government, its agencies or instrumentalities.

     17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the

Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).





                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*
---------------------------- ------------- ------------
Michael Bozic (62)           Trustee       Since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)           Trustee       Since
c/o Summit Ventures LLC                    January
1 Utah Center                              1993
201 S. Main Street
Salt Lake City, UT



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE            BY TRUSTEE
---------------------------- --------------------------------------- -------------- ---------------------------
Michael Bozic (62)           Retired, Director or Trustee of the          123       Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                        Corporation.
Maw                          Term Trust 2003; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Trustees                     (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive Officer
New York, NY                 of Levitz Furniture Corporation
                             (November 1995-November 1998)
                             and President and Chief Executive
                             Officer of Hills Department Stores
                             (May 1991-July 1995), formerly
                             variously Chairman, Chief Executive
                             Officer, President and Chief Operating
                             Officer (1987-1991) of the Sears
                             Merchandise Group of Sears,
                             Roebuck & Co.

Edwin J. Garn (70)           Director or Trustee of the Morgan            123       Director of Franklin Covey
c/o Summit Ventures LLC      Stanley Funds and TCW/DW Term                          (time management
1 Utah Center                Trust 2003; formerly United States                     systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                        North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking                               (industrial loan
                             Committee (1980-1986); formerly                        corporation), United Space
                             Mayor of Salt Lake City, Utah                          Alliance (joint venture
                             (1971-1974); formerly Astronaut,                       between Lockheed Martin
                             Space Shuttle Discovery (April 12-19,                  and the Boeing Company)
                             1985); Vice Chairman, Huntsman                         and Nuskin Asia Pacific
                             Corporation (chemical company);                        (multilevel marketing);
                             member of the Utah Regional                            member of the board of
                             Advisory Board of Pacific Corp.                        various civic and
                                                                                    charitable organizations.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)   LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT    SERVED*
---------------------------- ------------- -----------
Wayne E. Hedien (68)         Trustee       Since
c/o Mayer, Brown, Rowe &                   September
Maw                                        1997
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (53)   Trustee       Since
c/o Johnson Smick                          July 1991
International, Inc.
1133 Connecticut Avenue,
N.W.
Washington, D.C.

Michael E. Nugent (66)       Trustee       Since
c/o Triumph Capital, L.P.                  July 1991
237 Park Avenue
New York, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE
---------------------------- ----------------------------------------- -------------- -----------------------------
Wayne E. Hedien (68)         Retired, Director or Trustee of the            123       Director of The PMI Group
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Inc. (private mortgage
Maw                          Term Trust 2003; formerly associated                     insurance); Trustee and
Counsel to the Independent   with the Allstate Companies                              Vice Chairman of The
Trustees                     (1966-1994), most recently as                            Field Museum of Natural
1675 Broadway                Chairman of The Allstate Corporation                     History; director of various
New York, NY                 (March 1993-December 1994) and                           other business and
                             Chairman and Chief Executive Officer                     charitable organizations.
                             of its wholly-owned subsidiary, Allstate
                             Insurance Company (July
                             1989-December 1994).

Dr. Manuel H. Johnson (53)   Chairman of the Audit Committee and            123       Director of NVR, Inc.
c/o Johnson Smick            Director or Trustee of the Morgan                        (home construction);
International, Inc.          Stanley Funds and TCW/DW Term                            Chairman and Trustee of
1133 Connecticut Avenue,     Trust 2003; Senior Partner, Johnson                      the Financial Accounting
N.W.                         Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.             firm, Co-Chairman and a founder of                       organization of the
                             the Group of Seven Council (G7C),                        Financial Accounting
                             an international economic                                Standards Board).
                             commission; formerly Vice Chairman
                             of the Board of Governors of the
                             Federal Reserve System and
                             Assistant Secretary of the U.S.
                             Treasury.

Michael E. Nugent (66)       Chairman of the Insurance Committee            200       Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Morgan                    business organizations.
237 Park Avenue              Stanley Funds and TCW/DW Term
New York, NY                 Trust 2003; director/trustee of various
                             investment companies managed by
                             Morgan Stanley Investment
                             Management Inc. and Morgan
                             Stanley Investments LP (since July
                             2001); General Partner, Triumph
                             Capital, L.P., a private investment
                             partnership; formerly Vice President,
                             Bankers Trust Company and BT
                             Capital Corporation (1984-1988).


     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.






                                  POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH        TIME
      MANAGEMENT TRUSTEE          REGISTRANT       SERVED*
------------------------------ ---------------- ------------
Charles A. Fiumefreddo (69)    Chairman and     Since July
c/o Morgan Stanley Trust       Trustee of the   1991
Harborside Financial Center,   Board
Plaza Two,
Jersey City, NJ



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                BY TRUSTEE           BY TRUSTEE
------------------------------ --------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of          123       None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and
Harborside Financial Center,   TCW/DW Term Trust 2003; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the
                               TCW/DW Term Trusts (until
                               September 2002).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- -------------
James F. Higgins (54)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee       Since April
1585 Broadway                                1994
New York, NY



                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -------------------------
James F. Higgins (54)          Director or Trustee of the Morgan             123       None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since June 2000). Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000), Director of the
                               Distributor and Dean Witter Realty
                               Inc., Director of AXA Financial, Inc.
                               and The Equitable Life Assurance
                               Society of the United States (financial
                               services); previously President and
                               Chief Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan             123       Director of American
1585 Broadway                  Stanley Funds and TCW/DW Term                           Airlines, Inc., and its
New York, NY                   Trust 2003; Chairman of the Board of                    parent company, AMR
                               Directors and Chief Executive Officer                   Corporation
                               of Morgan Stanley and Morgan
                               Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various
                               Morgan Stanley subsidiaries


----------

* This is the date the Trustee began serving the Morgan Stanley Funds.






                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH           LENGTH OF
       EXECUTIVE OFFICER           REGISTRANT         TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ----------------- --------------------- ---------------------------------------------------------
Mitchell M. Merin (49)         President and     President since May   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Chief Executive   1999 and Chief        Investment Management (since December 1998);
New York, NY                   Officer           Executive Officer     President, Director (since April 1997) and Chief
                                                 since September       Executive Officer (since June 1998) of the Investment
                                                 2002                  Manager and Morgan Stanley Services; Chairman, Chief
                                                                       Executive Officer and Director of the Distributor (since
                                                                       June 1998); Chairman (since June 1998) and Director
                                                                       (since January 1998) of the Transfer Agent; Director of
                                                                       various Morgan Stanley subsidiaries; President (since
                                                                       May 1999) and Chief Executive Officer (since September
                                                                       2002) of the Morgan Stanley Funds and TCW/DW Term
                                                                       Trusts; Trustee (since December 1999) and President
                                                                       and Chief Executive Officer (since October 2002) of the
                                                                       Van Kampen Open-End Funds and President and Chief
                                                                       Executive Officer (since December 2002) of the Van
                                                                       Kampen Closed-End Funds; previously Chief Strategic
                                                                       Officer of the Investment Manager and Morgan Stanley
                                                                       Services and Executive Vice President of the Distributor
                                                                       (April 1997-June 1998), Vice President of the Morgan
                                                                       Stanley Funds (May 1997-April 1999), and Executive
                                                                       Vice President of Morgan Stanley

Barry Fink (48)                Vice President,   Since February 1997   General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and                           Director (since December 2000) of Morgan Stanley
New York, NY                   General Counsel                         Investment Management; Managing Director (since
                                                                       December 2000), and Director (since July 1998) of the
                                                                       Investment Manager and Morgan Stanley Services;
                                                                       Assistant Secretary of Morgan Stanley DW; Vice
                                                                       President, Secretary and General Counsel of the Morgan
                                                                       Stanley Funds and TCW/DW Term Trust 2003; Vice
                                                                       President and Secretary of the Distributor; previously,
                                                                       Secretary and General Counsel of the Investment
                                                                       Manager and Morgan Stanley Services (February
                                                                       1997-December 2001).

Thomas F. Caloia (57)          Treasurer         Since April 1989      First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                               Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                           Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)         Vice President    Since October 1998    Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                            Director (since February 1999) of the Investment
New York, NY                                                           Manager and Morgan Stanley Services and Chief
                                                                       Executive Officer and Director of the Transfer Agent;
                                                                       previously Managing Director of the TCW Group, Inc.

                                    POSITION(S)
   NAME, AGE AND ADDRESS OF          HELD WITH          LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT         TIME SERVED
------------------------------ -------------------- -----------------
Joseph J. McAlinden (59)       Vice President       Since July 1995
1221 Avenue of the Americas
New York, NY

Francis Smith (37)             Vice President and   Since September
c/o Morgan Stanley Trust       Chief Financial      2002
Harborside Financial Center,   Officer
Plaza Two,
Jersey City, NJ

W. David Armstrong (44)        Vice President       Since December
One Tower Bridge                                    2000
West Conshohocken, PA

Stephen F. Esser (38)          Vice President       Since December
One Tower Bridge                                    2000
West Conshohocken, PA

Paul F. O'Brien (46)           Vice President       Since December
One Tower Bridge                                    2000
West Conshohocken, PA



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------------------------------------------------
Joseph J. McAlinden (59)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investments LP;
                               and Director of the Transfer Agent. Chief Investment
                               Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   September 2002); Executive Director of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (since December
Jersey City, NJ                2001); previously, Vice President of the Investment
                               Manager and Morgan Stanley Services (August
                               2000-November 2001), Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August
                               2000) and Associate-Fund Administration at BlackRock
                               Financial Management (July 1996-December 1997).

W. David Armstrong (44)        Managing Director and Portfolio Manager of the
One Tower Bridge               Investment Manager and its investment management
West Conshohocken, PA          affiliates (since 1998); previously a Senior Vice President at Lehman Brothers (1995-1998).

Stephen F. Esser (38)          Managing Director and Portfolio Manager of the
One Tower Bridge               Investment Manager and its investment management
West Conshohocken, PA          affiliates for over 5 years.

Paul F. O'Brien (46)           Executive Director of the Investment Manager and its
One Tower Bridge               investment management affiliates for over 5 years.
West Conshohocken, PA


     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Bennett MacDougall, Senior Staff Attorney, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.




                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2002)                         (AS OF DECEMBER 31, 2002)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:

Michael Bozic                                   None                                          over $100,000

Edwin J. Garn                                   None                                          over $100,000

Wayne E. Hedien                                 None                                          over $100,000

Dr. Manuel H. Johnson                           None                                          over $100,000

Michael E. Nugent                               None                                          over $100,000

INTERESTED:

Charles A. Fiumefreddo                          None                                          over $100,000

James F. Higgins                                None                                          over $100,000

Philip J. Purcell                          $10,001-50,000                                     over $100,000


     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended October 31, 2002, the Audit Committee held 11 meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended October 31, 2002, the Derivatives Committee held four meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended October 31, 2002, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended October 31, 2002.



                               FUND COMPENSATION





                                                                AGGREGATE
                                                              COMPENSATION
NAME OF TRUSTEE                                               FROM THE FUND
------------------------------                               --------------
Michael Bozic ...............................................    $1,650
Edwin J. Garn ...............................................     1,650
Wayne E. Hedien .............................................     1,650
Dr. Manuel H. Johnson .......................................     2,400
Michael E. Nugent ...........................................     2,150
Charles A. Fiumefreddo ......................................     1,806



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                                                             TOTAL CASH
                                                            COMPENSATION
                                                           FOR SERVICES TO
                                                              94 MORGAN
                                                               STANLEY
                                                              FUNDS AND
                                                             OTHER FUNDS
                                                               IN THE
NAME OF TRUSTEE                                             FUND COMPLEX
-------------------------------                           ----------------
Michael Bozic ...........................................     $159,650
Edwin J. Garn ...........................................      159,650
Wayne E. Hedien .........................................      158,950
Dr. Manuel H. Johnson ...................................      226,063
Michael E. Nugent .......................................      206,475
Charles A. Fiumefreddo ..................................      360,000







     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2002 and by the 49 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 2002 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.



        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS




                               FOR ALL ADOPTING FUNDS
                           ------------------------------
                                                                                ESTIMATED ANNUAL
                                                          RETIREMENT BENEFITS       BENEFITS
                               ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                            CREDITED YEARS    ESTIMATED   ------------------- --------------------
                             OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                       RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ............        10             60.44%     $357    $18,457     $  907    $47,838
Edwin J. Garn ............        10             60.44       600     23,881        927     47,878
Wayne E. Hedien ..........         9             51.37       686     34,473        779     40,842
Dr. Manuel H. Johnson.....        10             60.44       399     19,803      1,360     70,050
Michael E. Nugent ........        10             60.44       705     32,362      1,209     62,646



----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 22.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     As of         , 2002, no person was known to own 5% or more of the
outstanding shares of the Fund.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.40% of the net assets of the Fund, determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $2,991,996, $2,226,716 and $1,789,730, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                              2002                   2001                   2000
                      -------------------   ---------------------   --------------------
Class A ...........   FSCs:(1)  $ 73,837    FSCs:(1)  $   43,000    FSCs:(1)  $   25,418
                      CDSCs:    $ 10,077    CDSCs:    $    1,600    CDSCs:    $      985
Class B ...........   CDSCs:    $900,787    CDSCs:    $1,071,100    CDSCs:    $1,650,129
Class C. ..........   CDSCs:    $ 11,523    CDSCs:    $    5,000    CDSCs:    $   10,280

----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 2002, of $3,382,819. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $54,598 and $104,913, respectively, which amounts are equal to 0.19% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial

Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $81,725,443 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 8.95% ($7,312,391)-advertising and promotional expenses; (ii) 0.39% ($319,742)-printing of prospectuses for distribution to other than current shareholders; and (iii) 90.66% ($74,093,310)-other expenses, including the gross sales credit and the carrying charge, of which 5.87% ($4,347,545) represents carrying charges, 33.71% ($24,978,534) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 47.72% ($35,356,089) represents overhead and other branch office distribution-related expenses and 12.70% ($9,411,142) represents excess distribution expenses of Morgan Stanley Dean Witter World Wide Income Trust, the net assets of which were combined with those of the Fund on April 9, 2001 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $19,249,428 as of October 31, 2002 (the end of the Fund's fiscal year), which was equal to 5.42% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $15,489 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to 0.12% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund

(as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F.   OTHER SERVICE PROVIDERS


     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the portion of the Fund's assets in groupings 2 and 3 in the Fund's Prospectus. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian for the portion of the Fund's assets in grouping 1 in the Prospectus. As Custodian, JPMorgan Chase Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with either Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G.   CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A.   BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid a total of $0, $0 and $41,068, respectively, in brokerage commissions.


B.   COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to either Morgan Stanley DW or Morgan Stanley & Co.


C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D.   DIRECTED BROKERAGE

     During the fiscal year ended October 31, 2002, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E.   REGULAR BROKER-DEALERS

     During the fiscal year ended October 31, 2002, the Fund purchased securities issued by JPMorgan Chase & Co. and Goldman Sachs Group Inc. which issuers were among the top ten brokers or top ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2002, the Fund held securities issued by JPMorgan Chase & Co. and Goldman Sachs Group Inc. in the amounts of $753,457 and $742,678, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
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     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A.   PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B.   OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
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     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and re-acquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.   UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended October 31, 2002, the yield, calculated pursuant to the formula described above, was approximately 4.16%, 3.73%, 3.74% and 4.59% for Class A, Class B, Class C and Class D, respectively.


     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and ten year periods ended October 31, 2002 were -1.15%, -2.12% and 2.54%, respectively. The average annual total returns of Class A for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were -0.18%, -2.10% and -1.49%, respectively. The average annual total returns of Class C for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 2.76%, -1.84% and -1.29%, respectively. The average annual total returns of Class D for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 4.61%, -0.96% and -0.41%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the ten year periods ended October 31, 2002, were 3.73%, -1.85% and 2.54%, respectively. Based on this calculation, the average annual total returns of Class A for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 4.25%, -1.24% and -0.67%, respectively, the average annual total returns of Class C for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 3.74%, -1.84% and -1.29%, respectively, and the average annual total returns of Class D for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 4.61%, -0.96% and -0.41%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and ten year periods ended October 31, 2002, were 3.73%, -8.91% and 28.46%, respectively. Based on the foregoing calculation, the total returns of Class A for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 4.25%, -6.06% and -3.49%, respectively, the total returns of Class C for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 3.74%, -8.87% and -6.58%, respectively, and the total returns of Class D for the one year, five year and the period July 28, 1997 (commencement of operations) through October 31, 2002 were 4.61%, -4.72% and -2.15%, respectively.

     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at October 31, 2002:




                                    INVESTMENT AT INCEPTION OF:
                                 ----------------------------------
                     INCEPTION
CLASS                  DATE:      $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ----------
Class A .........   07/28/97    $ 9,241      $46,566    $ 93,856
Class B .........   04/09/92     13,325       66,625     133,250
Class C .........   07/28/97      9,342       46,710      93,420
Class D .........   07/28/97      9,785       48,925      97,850

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year, five year and ten year periods ended October 31, 2002 were -3.53%, -4.58% and -0.31%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year, five year and ten year periods ended October 31, 2002 were -0.77%, -2.79% and 0.69%, respectively.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002


   PRINCIPAL
   AMOUNT IN                                                          COUPON       MATURITY
   THOUSANDS                                                           RATE          DATE          VALUE
---------------                                                   --------------- ----------- ---------------
                Government & Corporate Bonds (80.3%)
                Foreign (39.2%)
                Austria (3.5%)
                Government Obligation (3.5%)
  EUR   14,500  Austrian Government Bond (b) ....................        3.40 %    10/20/04    $ 14,377,880
                                                                                               ------------
                Australia (0.0%)
                Cable/Satellite TV (0.0%)
 $      12,468  Australis Holdings Property Ltd. (a) (c) ........       15.00      11/01/02               0
            90  Australis Media Ltd. (a) (c) ....................       15.75      05/15/03               0
         4,700  Australis Media Ltd. (Units)|P^ (a) (c) .........       15.75      05/15/03               0
                                                                                               ------------
                                                                                                          0
                                                                                               ------------
                Other Metals/Minerals (0.0%)
           495  Murrin Murrin Holdings Property Ltd. (c) ........        9.375     08/31/07         106,425
                                                                                               ------------
                Total Australia ...........................................................         106,425
                                                                                               ------------
                Belgium (1.2%)
                Government Obligations
  EUR    4,250  Belgium (Kingdom of) ............................        8.50      10/01/07       5,035,516
                                                                                               ------------
                Bermuda (0.1%)
                Personnel Services (0.1%)
           425  Adecco Financial Services .......................        6.00      03/15/06         431,250
                                                                                               ------------
                Specialty Telecommunications (0.0%)
 $         245  Global Crossing Holdings, Ltd. (a) (c) ..........        9.50      11/15/09           3,675
         1,935  Global Crossing Holdings, Ltd. (a) (c) ..........        8.70      08/01/07          29,025
                                                                                               ------------
                                                                                                     32,700
                                                                                               ------------
                Total Bermuda .............................................................         463,950
                                                                                               ------------
                Canada (5.3%)
                Airlines (0.1%)
           570  Air Canada Corp. ................................       10.25      03/15/11         324,900
                                                                                               ------------
                Chemical Specialty (0.1%)
           380  Acetex Corp. ....................................       10.875     08/01/09         399,000
                                                                                               ------------
                Commercial Printing/Forms (0.1%)
           100  Quebecor Media Inc. .............................       13.75[+/+] 07/15/11          37,500
           285  Quebecor Media Inc. .............................       11.125     07/15/11         200,925
                                                                                               ------------
                                                                                                    238,425
                                                                                               ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


   PRINCIPAL
   AMOUNT IN                                                                     COUPON       MATURITY
   THOUSANDS                                                                      RATE          DATE          VALUE
---------------                                                              --------------- ----------- ---------------
                Consumer/Business Services (0.1%)
 $         627  MDC Communication Corp. ....................................       10.50 %    12/01/06    $    554,895
                                                                                                          ------------
                Electronics/Appliances (0.0%)
        12,061  International Semi-Tech Microelectronics, Inc. (a) (c) .....       11.50      08/15/03               0
                                                                                                          ------------
                Government Obligations (4.2%)
  CAD   20,900  Canada Government Bond (b) .................................        5.50      06/01/09      14,058,658
         4,550  Canada Government Bond (b) .................................        7.25      06/01/07       3,293,141
                                                                                                          ------------
                                                                                                            17,351,799
                                                                                                          ------------
                Forest Products (0.1%)
 $         600  Tembec Industries Inc. .....................................        8.50      02/01/11         610,500
                                                                                                          ------------
                Movies/Entertainment (0.1%)
           545  Alliance Atlantis Communications, Inc. .....................       13.00      12/15/09         566,800
                                                                                                          ------------
                Oil Refining/Marketing (0.1%)
           530  Husky Oil Ltd. .............................................        8.90      08/15/28         583,152
                                                                                                          ------------
                Publishing: Newspapers (0.1%)
           598  Hollinger Participation - 144A* ............................      12.125+     11/15/10         514,677
                                                                                                          ------------
                Pulp & Paper (0.2%)
           240  Abitibi-Consolidated Inc. ..................................        8.55      08/01/10         248,128
           105  Abitibi-Consolidated Inc. ..................................        8.85      08/01/30         100,251
           540  Norske Skog Canada Ltd. ....................................        8.625     06/15/11         530,550
                                                                                                          ------------
                                                                                                               878,929
                                                                                                          ------------
                Specialty Telecommunications (0.0%)
         3,520  GT Group Telecom Inc. (a) (e) ..............................       13.25[+/+] 02/01/10             352
         1,300  Worldwide Fiber Inc. (c) ...................................       12.00      08/01/09             130
                                                                                                          ------------
                                                                                                                   482
                                                                                                          ------------
                Total Canada .........................................................................      22,023,559
                                                                                                          ------------
                Denmark (2.5%)
                Cable/Satellite TV (0.0%)
         1,380  Callahan-Nordrhein Westfalen (a) (c) .......................       14.00      07/15/10          41,400
                                                                                                          ------------
                Finance/Rental/Leasing (1.6%)
  DKK   23,549  Realkredit Denmark (b) .....................................        6.00      10/01/29       3,144,745
        28,341  Unikredit Realkredit (b) ...................................        5.00      10/01/29       3,597,960
                                                                                                          ------------
                                                                                                             6,742,705
                                                                                                          ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


   PRINCIPAL
   AMOUNT IN                                               COUPON      MATURITY
   THOUSANDS                                                RATE         DATE          VALUE
---------------                                          ------------ ----------- ---------------
                Government Obligation (0.9%)
  DKK   25,000  Denmark (Kingdom of) ................... 6.00 %        11/15/09    $  3,619,668
                                                                                   ------------
                Total Denmark .................................................      10,403,773
                                                                                   ------------
                Finland (1.4%)
                Government Obligation
  GBP    3,500  Finland (Republic of) (b) .............. 8.00          04/07/03       5,560,987
                                                                                   ------------
                France (5.3%)
                Government Obligations (5.1%)
  EUR    1,310  France (Republic of) ................... 8.50          10/25/19       1,801,780
        13,300  France (Republic of) (b) ............... 6.50          04/25/11      14,989,638
         3,990  France (Republic of) (b) ............... 5.25          04/25/08       4,183,807
                                                                                   ------------
                                                                                     20,975,225
                                                                                   ------------
                Major Telecommunications (0.2%)
  GBP      540  France Telecom ......................... 7.25          11/10/20         786,336
                                                                                   ------------
                Total France ..................................................      21,761,561
                                                                                   ------------
                Germany (5.2%)
                Government Obligations
  EUR       45  Deutscheland Republic .................. 4.50          07/04/09          45,414
        19,040  Deutscheland Republic .................. 6.25          01/04/24      21,600,811
                                                                                   ------------
                                                                                     21,646,225
                                                                                   ------------
                Greece (2.1%)
                Government Obligations
         3,225  Greece (Republic of) (b) ............... 5.95          03/24/05       3,395,676
         4,842  Hellenic Republic (b) .................. 6.30          01/29/09       5,272,450
                                                                                   ------------
                                                                                      8,668,126
                                                                                   ------------
                Ireland (0.1%)
                Investment Managers (0.1%)
 $         500  MDP Acquisition PLC - 144A* ............ 9.625         10/01/12         512,500
                                                                                   ------------
                Luxembourg (0.2%)
                Chemicals: Specialty (0.1%)
  EUR      650  Sygenta Lux Finance .................... 5.50          07/10/06         666,272
                                                                                   ------------
                Industrial Conglomerates (0.1%)
 $         290  Tyco International Group S.A. .......... 6.75          02/15/11         246,500
                                                                                   ------------
                Total Luxembourg ..............................................         912,772
                                                                                   ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


   PRINCIPAL
   AMOUNT IN                                                       COUPON     MATURITY
   THOUSANDS                                                        RATE        DATE          VALUE
---------------                                                   ---------- ----------- ---------------
                Mexico (0.3%)
                Government Obligations (0.3%)
 $         610  United Mexican States Corp. .....................  8.375%     01/14/11    $    657,275
           220  United Mexican States Corp. .....................  8.30       08/15/31         218,350
           260  United Mexican States Corp. .....................  8.00       09/24/22         253,500
                                                                                          ------------
                Total Mexico .........................................................       1,129,125
                                                                                          ------------
                Netherlands (5.6%)
                Government Obligation (5.1%)
  EUR   20,000  Netherlands (Kingdom of) (b) ....................  7.25       10/01/04      21,276,229
                                                                                          ------------
                Other Transportation (0.2%)
           650  Fixed Link Holding Finance ......................  5.75       02/02/09         669,545
                                                                                          ------------
                Telecommunications (0.2%)
           900  Olivetti Finance N.V. ...........................  7.25       04/24/12         908,997
                                                                                          ------------
                Total Netherlands ....................................................      22,854,771
                                                                                          ------------
                New Zealand (0.5%)
  NZD    4,425  New Zealand Government ..........................  6.00       11/15/11       2,117,017
                                                                                          ------------
                Qatar (0.1%)
                Gas Distributors
 $         305  Ras Laffan Liquid Natural Gas Co. - 144A* .......  8.294      03/15/14         330,163
                                                                                          ------------
                Sweden (2.6%)
                Government Obligation (2.5%)
  SEK   91,875  Swedish Government Bond .........................  5.00       01/15/04      10,129,414
                                                                                          ------------
                Miscellaneous Commercial Services (0.1%)
  EUR      600  Securitas AB ....................................  6.125      03/14/08         619,221
                                                                                          ------------
                Total Sweden .........................................................      10,748,635
                                                                                          ------------
                United Kingdom (3.2%)
                Advertising/Marketing Services (0.1%)
           950  WPP Group PLC ...................................  6.00       06/18/08         886,462
                                                                                          ------------
                Aerospace & Defense (0.1%)
           275  Rolls-Royce PLC .................................  6.375      06/14/07         273,250
                                                                                          ------------
                Cable/Satellite TV (0.2%)
 $         480  British Sky Broadcasting Group PLC ..............  6.875      02/23/09         474,000
           280  British Sky Broadcasting Group PLC ..............  8.20       07/15/09         294,000
           645  Ono Finance PLC ................................. 14.00       02/15/11         141,900
                                                                                          ------------
                                                                                               909,900
                                                                                          ------------

                       See Notes to Financial Statements
                                       42

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


   PRINCIPAL
   AMOUNT IN                                                        COUPON        MATURITY
   THOUSANDS                                                         RATE           DATE          VALUE
---------------                                                ----------------- ----------- ---------------
                Cellular Telephone (0.0%)
 $       2,000  Dolphin Telecom PLC (a) (e) ..................    11.50[+/+]%     06/01/08    $          0
         3,500  Dolphin Telecom PLC (a) (e) ..................    14.00[+/+]      05/15/09               0
                                                                                              ------------
                                                                                                         0
                                                                                              ------------
                Chemicals: Specialty (0.0%)
           130  Avecia Group PLC .............................    11.00           07/01/09         109,200
                                                                                              ------------
                Financial Conglomerates (0.2%)
  GBP      500  Union Bank of Switzerland London .............     8.00           01/08/07         873,980
                                                                                              ------------
                Government Obligation (1.9%)
         2,750  U.K. Treasury ................................     5.00           06/07/04       4,387,301
         2,005  U.K. Treasury ................................     5.75           12/07/09       3,380,849
                                                                                              ------------
                                                                                                 7,768,150
                                                                                              ------------
                Major Telecommuniciation (0.0%)
 $         905  Telewest Communications PLC ..................     9.875          02/01/10         104,075
                                                                                              ------------
                Miscellaneous Manufacturing (0.1%)
  EUR      450  FKI PLC ......................................     6.625          02/22/10         346,805
                                                                                              ------------
                Real Estate Development (0.3%)
           800  Hammerson PLC ................................     6.25           06/20/08         810,796
                                                                                              ------------
                Specialty Telecommunications (0.0%)
 $       3,600  Esprit Telecom Group PLC (c) .................    10.875          06/15/08               0
         1,200  Esprit Telecom Group PLC (c) .................    11.50           12/15/07               0
                                                                                              ------------
                                                                                                         0
                                                                                              ------------
                Tobacco (0.3%)
  EUR      475  BAT International Finance PLC ................     4.875          02/25/09         450,030
           700  Imperial Tobacco Finance PLC .................     6.375          09/27/06         723,563
                                                                                              ------------
                                                                                                 1,173,593
                                                                                              ------------
                Total United Kingdom .....................................................      13,256,211
                                                                                              ------------
                Total Foreign (Cost $187,092,616).........................................     161,909,196
                                                                                              ------------
                United States (41.1%)
                Corporate Bonds (14.9%)
                Advertising/Marketing Services (0.1%)
 $         415  Interep National Radio Sales, Inc. (Series B)     10.00           07/01/08         340,819
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


   PRINCIPAL
   AMOUNT IN                                                              COUPON       MATURITY
   THOUSANDS                                                               RATE          DATE          VALUE
---------------                                                       --------------- ----------- ---------------
                Aerospace & Defense (0.1%)
 $       1,075  Loral Space & Communications Ltd. ...................        9.50 %    01/15/06    $    193,500
           150  Raytheon Co. ........................................        8.20      03/01/06         164,481
                                                                                                   ------------
                                                                                                        357,981
                                                                                                   ------------
                Alternative Power Generation (0.0%)
           470  Calpine Corp. .......................................        8.50      02/15/11         152,750
                                                                                                   ------------
                Apparel/Footwear Retail (0.0%)
           160  Gap, Inc. ...........................................        8.80      12/15/08         162,400
                                                                                                   ------------
                Auto Parts: O.E.M. (0.7%)
           195  ArvinMeritor ........................................        8.75      03/01/12         189,424
           400  Collins & Aikman Products - 144A* ...................       10.75      12/31/11         370,000
           235  Collins & Aikman Products ...........................       11.50      04/15/06         194,463
           655  Dana Corp. - 144A* ..................................        9.00      08/15/11         605,875
           305  Dura Operating Corp. (Series B) .....................        8.625     04/15/12         297,375
           435  Intermet Corp. ......................................        9.75      06/15/09         371,925
           150  Lear Corp. (Series B) ...............................        8.11      05/15/09         156,375
           365  Metaldyne Corp. - 144A* .............................       11.00      06/15/12         259,150
           280  Stoneridge Inc. - 144A* .............................       11.50      05/01/12         235,200
                                                                                                   ------------
                                                                                                      2,679,787
                                                                                                   ------------
                Banking (1.1%)
  AUD    8,000  KFW International Inc. (b) ..........................        6.25      07/15/05       4,562,527
                                                                                                   ------------
                Broadcast/Media (0.3%)
 $       1,800  Tri-State Outdoor Media Group, Inc. (c) .............       11.00      05/15/08       1,296,000
                                                                                                   ------------
                Broadcasting (0.3%)
  EUR      700  Clear Channel Communications, Inc. ..................        6.50      07/07/05         662,567
 $         500  Salem Communications Holdings Corp. - 144A* .........        9.00      07/01/11         520,000
           210  XM Satellite Radio Holdings Inc. ....................       14.00      03/15/10          85,050
                                                                                                   ------------
                                                                                                      1,267,617
                                                                                                   ------------
                Building Products (0.0%)
           195  Brand Services, Inc. - 144A* ........................       12.00      10/15/12         193,050
                                                                                                   ------------
                Cable/Satellite TV (0.5%)
         1,505  Charter Communications Holdings/Charter Capital .....       11.75[+/+] 05/15/11         361,200
           765  Echostar DBS Corp. - 144A* ..........................        9.125     01/15/09         755,438

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                             COUPON       MATURITY
  THOUSANDS                                                              RATE          DATE         VALUE
--------------                                                       -------------- ----------- ------------
 $     2,255   Knology Holdings, Inc. (a) (e) ......................    11.875%      10/15/07    $  834,350
         130   Pegasus Communications (Series B) ...................     9.75        12/01/06        52,650
                                                                                                 ----------
                                                                                                  2,003,638
                                                                                                 ----------
               Casino/Gaming (0.5%)
       6,500   Aladdin Gaming Holdings/Capital Corp. LLC (Series B)     13.50[+/+]   03/01/10       130,000
         315   Harrah's Operating Co., Inc. ........................     8.00        02/01/11       350,890
         595   Park Place Entertainment ............................     8.875       09/15/08       618,800
       3,904   Resort At Summer/Ras Co. (Series B) (a) (c) .........    13.00        12/15/07             0
         590   Station Casinos, Inc. ...............................     9.875       07/01/10       635,725
         320   Venetian Casino/ LV Sands - 144A* ...................    11.00        06/15/10       328,000
                                                                                                 ----------
                                                                                                  2,063,415
                                                                                                 ----------
               Cellular Telephone (0.3%)
         600   Dobson/Sygnet Communications ........................    12.25        12/15/08       360,000
       7,090   McCaw International Ltd. (a) (c) ....................    13.00        04/15/07        35,450
         150   Nextel Communications, Inc. .........................    10.65        09/15/07       136,125
         608   Tritel PCS Inc. .....................................    12.75[+/+]   05/15/09       518,320
                                                                                                 ----------
                                                                                                  1,049,895
                                                                                                 ----------
               Chemicals: Major Diversified (0.2%)
         380   Equistar Chemical - 144A* ...........................    10.125       09/01/08       342,000
         720   Huntsman ICI Chemicals ..............................    10.125       07/01/09       561,600
                                                                                                 ----------
                                                                                                    903,600
                                                                                                 ----------
               Chemicals: Specialty (0.4%)
         680   ISP Holdings Inc. (Series B) ........................    10.625       12/15/09       612,000
         200   FMC Corp. - 144A* ...................................    10.250       11/01/09       206,000
          95   Lyondell Chemical Co. (Series B) ....................     9.50        12/15/08        88,825
         220   Lyondell Chemical Co. (Series B) ....................     9.875       05/01/07       210,100
         180   Millennium America Inc. .............................     7.00        11/15/06       168,300
         265   Millennium America Inc. .............................     9.25        06/15/08       266,325
                                                                                                 ----------
                                                                                                  1,551,550
                                                                                                 ----------
               Commercial Printing/Forms (0.1%)
         495   Mail-Well I Corp. - 144A* ...........................     9.625       03/15/12       348,975
       2,700   Premier Graphics Inc. (c) ...........................    11.50        12/01/05        81,000
                                                                                                 ----------
                                                                                                    429,975
                                                                                                 ----------
               Consumer/Business Services (0.3%)
       1,620   Comforce Operating, Inc. ............................    12.00        12/01/07       899,100
         735   Muzak LLC/ Muzac Finance Corp. ......................     9.875       03/15/09       514,500
                                                                                                 ----------
                                                                                                  1,413,600
                                                                                                 ----------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                              COUPON      MATURITY
  THOUSANDS                                                               RATE         DATE          VALUE
--------------                                                         ------------ ----------- ---------------
               Containers/Packaging (0.2%)
 $       900   Owens-Illinois, Inc. ..................................   7.80 %      05/15/18    $    695,250
         290   Pliant Corp. ..........................................  13.00        06/01/10         226,200
                                                                                                 ------------
                                                                                                      921,450
                                                                                                 ------------
               Department Stores (0.1%)
         545   Federated Department Stores, Inc. .....................   6.90        04/01/29         538,431
                                                                                                 ------------
               Diversified Manufacturing (0.1%)
         325   Eagle-Picher Industries, Inc. .........................   9.375       03/01/08         211,250
                                                                                                 ------------
               Drugstore Chains (0.1%)
         825   Rite Aid Corp. ........................................   7.70        02/15/27         441,375
                                                                                                 ------------
               Electric Utilities (0.1%)
         505   PG&E National Energy Corp. ............................  10.375       05/16/11         106,050
         390   PSEG Energy Holdings - 144A* ..........................   8.625       02/15/08         253,500
                                                                                                 ------------
                                                                                                      359,550
                                                                                                 ------------
               Electronic Components (0.1%)
         210   Flextronics International Ltd. ........................   9.875       07/01/10         218,400
         650   Solectron Corp. (Conv.) ...............................   0.00        11/20/20         291,688
                                                                                                 ------------
                                                                                                      510,088
                                                                                                 ------------
               Electronic Distributors (0.2%)
         575   BRL Universal Equipment Corp. .........................   8.875       02/15/08         589,375
       5,600   CHS Electronics, Inc. (a) (c) .........................   9.875       04/15/05          49,000
                                                                                                 ------------
                                                                                                      638,375
                                                                                                 ------------
               Electronic Equipment/Instruments (0.1%)
       1,160   High Voltage Engineering, Inc. ........................  10.75        08/15/04         417,600
                                                                                                 ------------
               Engineering & Construction (0.0%)
         300   Encompass Services Corp. - 144A* (a) (c) ..............  10.50        05/01/09           3,000
       2,000   Metromedia Fiber Network, Inc. (Series B) (a) (c) .....  10.00        11/15/08           5,000
                                                                                                 ------------
                                                                                                        8,000
                                                                                                 ------------
               Environmental Services (0.2%)
         740   Allied Waste North America, Inc. (Series B) ...........  10.00        08/01/09         710,400
                                                                                                 ------------
               Finance/Rental/Leasing (0.5%)
         800   Ford Motor Credit Co. .................................   7.25        10/25/11         699,030
         740   Ford Motor Credit Corp. ...............................   7.375       10/28/09         669,699
         515   Household Finance Corp. ...............................   8.00        07/15/10         482,109
                                                                                                 ------------
                                                                                                    1,850,838
                                                                                                 ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                               COUPON     MATURITY
  THOUSANDS                                                RATE        DATE          VALUE
--------------                                           ---------- ----------- ---------------
               Financial Conglomerates (0.6%)
 $       275   Case Credit Corp. .......................  6.125%     02/15/03    $    268,866
         820   General Electric Capital Corp. ..........  6.75       03/15/32         858,823
         390   JP Morgan Chase & Co. ...................  5.35       03/01/07         410,529
         320   JP Morgan Chase & Co. ...................  6.625      03/15/12         342,928
         500   Prudential Holdings LLC .................  8.695      12/18/23         542,995
                                                                                 ------------
                                                                                    2,424,141
                                                                                 ------------
               Food Distributors (0.1%)
         630   Volume Services America, Inc. ........... 11.25       03/01/09         598,500
                                                                                 ------------
               Food: Meat/Fish/Dairy (0.3%)
         425   Michael Foods Inc. (Series B) ........... 11.75       04/01/11         467,500
         655   Smithfield Foods Inc. ...................  7.625      02/15/08         638,625
                                                                                 ------------
                                                                                    1,106,125
                                                                                 ------------
               Forest Products (0.2%)
         245   Louisiana Pacific Corp. .................  8.875      08/15/10         252,028
         475   Louisiana Pacific Corp. ................. 10.88       11/15/08         498,750
                                                                                 ------------
                                                                                      750,778
                                                                                 ------------
               Gas Distributors (0.0%)
         450   Dynegy Holdings Inc. ....................  6.875      04/01/11         108,000
                                                                                 ------------
               Home Building (0.4%)
         245   Centex Corp. ............................  7.50       01/15/12         264,717
         425   Schuler Homes, Inc. .....................  9.375      07/15/09         422,875
         300   Tech Olympic USA Inc. - 144A* ...........  9.00       07/01/10         261,000
         265   Tech Olympic USA Inc. - 144A* ........... 10.375      07/01/12         217,300
         550   Toll Corp. ..............................  8.25       02/01/11         541,750
                                                                                 ------------
                                                                                    1,707,642
                                                                                 ------------
               Home Furnishings (0.0%)
         130   Mohawk Industries Inc. ..................  7.20       04/15/12         143,984
                                                                                 ------------
               Hospital/Nursing Management (0.2%)
         425   HCA Inc. ................................  7.875      02/01/11         455,881
          75   Manor Care Inc. .........................  8.00       03/01/08          77,250
         400   Tenet Healthcare Corp. - 144A* ..........  6.875      11/15/31         339,698
                                                                                 ------------
                                                                                      872,829
                                                                                 ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                             COUPON      MATURITY
  THOUSANDS                                                              RATE         DATE          VALUE
--------------                                                        ------------ ----------- ---------------
               Hotels/Resorts/Cruiselines (0.6%)
 $       255   Hilton Hotels ........................................   7.95 %      04/15/07    $    262,634
         600   HMH Properties, Inc. (Series B) ......................   7.875       08/01/08         570,000
         600   Horseshoe Gaming Holdings Corp. (Series B) ...........   8.625       05/15/09         631,500
         505   Prime Hospitality Corp. (Series B) ...................   8.375       05/01/12         459,550
          60   Starwood Hotels & ResortsWorldwide, Inc. - 144A* .....   7.375       05/01/07          57,300
         525   Starwood Hotels & ResortsWorldwide, Inc. - 144A* .....   7.875       05/01/12         502,688
                                                                                                ------------
                                                                                                   2,483,672
                                                                                                ------------
               Industrial Specialties (0.5%)
         450   Cabot Safety Corp. ...................................  12.50        07/15/05         453,938
         410   Foamex LP/Capital Corp. - 144A* ......................  10.75        04/01/09         229,600
         625   International Wire Group, Inc. .......................  11.75        06/01/05         371,875
         305   Johnsondiversey Inc. - 144A* .........................   9.625       05/15/12         305,000
         140   Tekni-Plex Inc. - 144A* ..............................  12.75        06/15/10         126,000
         150   Tekni-Plex Inc. (Series B) ...........................  12.75        06/15/10         135,000
         430   UCAR Finance Inc. - 144A* ............................  10.25        02/15/12         288,100
                                                                                                ------------
                                                                                                   1,909,513
                                                                                                ------------
               Internet Software/Services (0.2%)
         775   Exodus Communications, Inc. (a) (c) ..................  11.625       07/15/10          58,294
         534   Globix Corp. .........................................  11.00        05/01/08         400,571
       1,700   PSINet, Inc. (a) (c) .................................  11.00        08/01/09         182,750
                                                                                                ------------
                                                                                                     641,615
                                                                                                ------------
               Investment Banks/Brokers (0.2%)
         675   Goldman Sachs Group Inc. .............................   6.875       01/15/11         742,678
                                                                                                ------------
               Managed Health Care (0.4%)
       1,040   Aetna, Inc. ..........................................   7.875       03/01/11       1,150,847
         300   Health Net, Inc. .....................................   8.375       04/15/11         344,933
                                                                                                ------------
                                                                                                   1,495,780
                                                                                                ------------
               Media Conglomerates (0.4%)
         405   AOL Time Warner Inc. .................................   6.875       05/01/12         400,096
         140   News America Holdings, Inc. ..........................   7.75        02/01/24         128,448
         530   News America Holdings, Inc. ..........................   8.875       04/26/23         541,328
         520   Nextmedia Operating, Inc. - 144A* ....................  10.75        07/01/11         515,450
                                                                                                ------------
                                                                                                   1,585,322
                                                                                                ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                       COUPON     MATURITY
  THOUSANDS                                                        RATE        DATE          VALUE
--------------                                                   ---------- ----------- ---------------
               Medical Distributors (0.1%)
 $       445   Amerisource Bergen Corp. ........................  8.125%     09/01/08    $    476,150
                                                                                         ------------
               Medical/Nursing Services (0.1%)
         610   Fresenius Medical Care Capital Trust ............  7.875      06/15/11         478,850
                                                                                         ------------
               Metal Fabrucation (0.1%)
         395   Trimas Corp. - 144A* ............................  9.875      06/15/12         371,300
                                                                                         ------------
               Motor Vehicles (0.2%)
         450   DaimlerChrysler North American Holdings Co. .....  7.20       09/01/09         481,311
         175   DaimlerChrysler North American Holdings Co. .....  8.50       01/18/31         198,086
                                                                                         ------------
                                                                                              679,397
                                                                                         ------------
               Movies/Entertainment (0.1%)
         400   Six Flags, Inc. .................................  8.875      02/01/10         350,000
                                                                                         ------------
               Multi-Line Insurance (0.5%)
         415   AIG SunAmerica Global Financial - 144A* .........  6.90       03/15/32         449,259
         780   Farmers Insurance Exchange - 144A* ..............  8.625      05/01/24         534,394
         930   Nationwide Mutual Insurance - 144A* .............  8.25       12/01/31         935,971
                                                                                         ------------
                                                                                            1,919,624
                                                                                         ------------
               Office Equipment/Supplies (0.0%)
       6,890   Mosler, Inc. (a)(c) ............................. 11.00       04/15/03               0
                                                                                         ------------
               Oil & Gas Production (0.4%)
         640   Chesapeake Energy Corp. .........................  8.125      04/01/11         652,800
         240   Magnum Hunter Resources Inc. ....................  9.60       03/15/12         252,000
         280   Stone Energy Corp. ..............................  8.25       12/15/11         288,400
         650   Vintage Petroleum, Inc. .........................  7.875      05/15/11         614,250
                                                                                         ------------
                                                                                            1,807,450
                                                                                         ------------
               Oil Refining/Marketing (0.1%)
         555   Tesoro Petroleum Corp. - 144A* ..................  9.625      04/01/12         283,050
                                                                                         ------------
               Oilfield Services/Equipment (0.1%)
         335   Hanover Equipment Trust - 144A* .................  8.50       09/01/08         318,250
         255   Hanover Equipment Trust - 144A* .................  8.75       09/01/11         239,700
                                                                                         ------------
                                                                                              557,950
                                                                                         ------------
               Other Metals/Minerals (0.1%)
         380   Phelps Dodge Corp. ..............................  8.75       06/01/11         381,996
                                                                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                                  COUPON       MATURITY
  THOUSANDS                                                                   RATE          DATE          VALUE
--------------                                                            -------------- ----------- ---------------
               Publishing: Books/Magazines (0.1%)
 $       600   PRIMEDIA, Inc. ...........................................     8.875%      05/15/11    $    502,500
                                                                                                      ------------
               Pulp & Paper (0.0%)
         195   MeadWestVaco Corp. .......................................     6.85        04/01/12         206,050
                                                                                                      ------------
               Real Estate Development (0.1%)
         660   CB Richard Ellis Services Inc. - 144A* ...................    11.25        06/15/11         561,000
                                                                                                      ------------
               Real Estate Investment Trusts (0.3%)
         455   EOP Operating L.P. .......................................     6.763       06/15/07         492,823
         420   Istar Financial Inc. .....................................     8.75        08/15/08         426,836
         380   Simon Property Group L.P. ................................     6.375       11/15/07         412,017
                                                                                                      ------------
                                                                                                         1,331,676
                                                                                                      ------------
               Recreational Products (0.1%)
         540   International Game Technology ............................     8.375       05/15/09         591,300
                                                                                                      ------------
               Restaurants (0.4%)
      48,756   American Restaurant Group Holdings, Inc. - 144A* (d) .....     0.00        12/15/05       1,491,931
       5,200   FRD Acquisition Corp. (Series B) (a) (c) .................    12.50        07/15/04               0
                                                                                                      ------------
                                                                                                         1,491,931
                                                                                                      ------------
               Savings Banks (0.0%)
         140   GS Escrow Corp. ..........................................     7.125       08/01/05         151,684
                                                                                                      ------------
               Semiconductors (0.1%)
         325   Fairchild Semiconductors Corp. ...........................    10.50        02/01/09         346,125
                                                                                                      ------------
               Services to the Health Industry (0.2%)
         260   Anthem Insurance - 144A* .................................     9.125       04/01/10         309,898
         155   Healthsouth Corp. ........................................     7.625       06/01/12         122,450
         565   Omnicare, Inc. (Series B) ................................     8.125       03/15/11         598,900
                                                                                                      ------------
                                                                                                         1,031,248
                                                                                                      ------------
               Specialty Stores (0.1%)
         370   Autonation, Inc. - 144A* .................................     9.00        08/01/08         376,475
                                                                                                      ------------
               Specialty Telecommunications (0.1%)
       6,500   Birch Telecom Inc. (a) (c) ...............................    14.00        06/15/08             650
       1,800   DTI Holdings, Inc. (Series B) (a) (e) ....................    12.50 ++     03/01/08             180
         385   Primus Telecommunication Group, Inc. (Series B) ..........     9.875       05/15/08         173,250
         135   Primus Telecommunications Group, Inc. ....................    12.75        10/15/09          60,750
       4,570   World Access, Inc. (a) (c) (d) ...........................    13.25        01/15/08         182,800
                                                                                                      ------------
                                                                                                           417,630
                                                                                                      ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                          COUPON       MATURITY
  THOUSANDS                                                           RATE          DATE          VALUE
--------------                                                   --------------- ----------- ---------------
               Steel (0.1%)
 $       355   Oregon Steel Mills Inc. - 144A* .................       10.00 %    07/15/09    $    355,000
                                                                                              ------------
               Telecommunications (0.1%)
       5,900   e. Spire Communications, Inc. (a) (c) ...........       13.75      07/15/07             590
       2,590   Focal Communications, Corp. (Series B) ..........       12.125[+/+]02/15/08          51,800
       1,925   NEXTLINK Communications, Inc. (a) (c) ...........       10.75      06/01/09           4,813
       5,400   Rhythms Netconnections, Inc. (a) (c) ............       12.75      04/15/09               0
       1,200   Startec Global Communications Corp. (a) (c) .....       12.00      05/15/08             120
         330   WorldCom, Inc. (a) (c) ..........................        6.95      08/15/28          56,925
         215   WorldCom, Inc. (a) (c) ..........................        7.50      05/15/11          37,089
         740   WorldCom, Inc. (a) (c) ..........................        8.25      05/15/31         127,650
                                                                                              ------------
                                                                                                   278,987
                                                                                              ------------
               Trucks/Construction/Farm Machinery (0.3%)
         280   Case Corp. (Series B) ...........................        6.25      12/01/03         264,600
         590   J.B. Poindexter & Co., Inc. .....................       12.50      05/15/04         483,800
         355   Manitowoc Co., Inc. (The) - 144A* ...............       10.50      08/01/12         353,225
         230   NMHG Holding Co. ................................       10.00      05/15/09         218,500
                                                                                              ------------
                                                                                                 1,320,125
                                                                                              ------------
               Wholesale Distributors (0.2%)
         580   Burhmann US, Inc. ...............................       12.25      11/01/09         478,500
         305   Fisher Scientific International, Inc. ...........        7.125     12/15/05         305,381
          95   Fisher Scientific International, Inc. ...........        9.00      02/01/08          98,325
                                                                                              ------------
                                                                                                   882,206
                                                                                              ------------
               Wireless Telecommunications (0.2%)
         380   American Cellular Corp. .........................        9.50      10/15/09          57,000
      21,800   CellNet Data Systems, Inc. (a) (e) ..............       14.00      10/01/07               0
       1,000   Globalstar LP/Capital Corp. (a) (c) .............       10.75      11/01/04          45,000
       1,850   Globalstar LP/Capital Corp. (a) (c) .............       11.50      06/01/05          83,250
         915   SBA Communications Corp. ........................       12.00 ++   03/01/08         407,175
         195   Triton PCS Inc. .................................        8.75      11/15/11         140,400
       2,400   WinStar Communications, Inc. (a) (c) ............       12.75      04/15/10             240
       2,255   WinStar Communications, Inc. (a) (e) ............       14.75 ++   04/15/10             226
                                                                                              ------------
                                                                                                   733,291
                                                                                              ------------
               Total Corporate Bonds (Cost $181,840,869)..................................      61,489,535
                                                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                        COUPON     MATURITY
  THOUSANDS                                                         RATE        DATE          VALUE
--------------                                                    ---------- ----------- ---------------
               Mortgage-Backed Securities (15.8%)
               Federal Home Loan Mortgage Corp. (0.4%)
 $       478   .................................................  7.00%      04/01/04-
                                                                             06/01/04    $    494,902
         550   .................................................  7.50       11/01/30-
                                                                             01/01/31       581,167
         349   .................................................  8.00       10/01/24-
                                                                             06/01/25       372,952
                                                                                         ------------
                                                                                            1,449,021
                                                                                         ------------
               Federal National Mortgage Assoc. (10.9%)
          11   .................................................  6.00       04/01/13          11,712
      11,000   .................................................  6.00          **         11,305,937
       8,506   .................................................  6.50       05/01/31       8,818,035
         616   .................................................  7.00       08/01/08-
                                                                             01/01/09       652,216
       5,355   (b) .............................................  7.50       02/01/22-
                                                                             02/01/32      5,664,942
      15,378   .................................................  8.00       06/01/22-
                                                                             08/01/31     16,445,016
       2,180   .................................................  8.50       07/01/17-
                                                                             06/01/25      2,333,075
                                                                                         ------------
                                                                                           45,230,933
                                                                                         ------------
               Government National Mortgage Assoc. (4.5%)
         833   .................................................  7.00       02/15/29-
                                                                             07/15/29       874,996
       7,000   .................................................  7.00          **          7,356,563
       6,377   .................................................  7.50       05/15/17-
                                                                             11/15/26      6,778,480
       2,885   .................................................  8.00       01/15/22-
                                                                             05/15/30      3,090,688
         527   .................................................  8.50       08/15/22         569,543
                                                                                         ------------
                                                                                           18,670,270
                                                                                         ------------
               Total Mortgage-Backed Securities (Cost $63,308,701)....................     65,350,224
                                                                                         ------------
               U.S. Government Agencies & Obligations (10.4%)
       7,200   Federal National Mortgage Assoc. (2.1%) .......... 7.25       05/15/30       8,741,138
                                                                                         ------------
       2,320   Tennessee Valley Authority (0.6%) (b) ............ 0.00       01/15/03       2,310,188
                                                                                         ------------
               U. S. Treasury Bonds (7.7%)
       6,005   (b) .............................................. 8.75       05/15/20-
                                                                             08/15/20      8,696,556

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  PRINCIPAL
  AMOUNT IN                                                       COUPON     MATURITY
  THOUSANDS                                                        RATE        DATE          VALUE
--------------                                                   ---------- ----------- ---------------
 $    12,300   Principal Strips (b) ............................ 0.00%      02/15/06     $ 11,405,114
      30,000   Principal Strips (b) ............................ 0.00       08/15/17-
                                                                            08/15/22      11,861,812
                                                                                        -------------
                                                                                           31,963,482
                                                                                        -------------
               Total U.S. Government Agencies & Obligations (Cost $41,260,937).......      43,014,808
                                                                                        -------------
               Total United States (Cost $286,410,507)...............................     169,854,567
                                                                                        -------------
               Total Government & Corporate Bonds (Cost $473,503,123)................     331,763,763
                                                                                        -------------


  NUMBER OF
   SHARES
------------
             Common Stocks (e) (0.3%)
             Aerospace & Defense (0.0%)
    25,814   Orbital Sciences Corp. (d) ....................         92,156
                                                               ------------
             Apparel/Footwear Retail (0.0%)
 1,310,596   County Seat Stores, Inc. (d) ..................              0
                                                               ------------
             Casino/Gaming (0.0%)
    10,773   Fitzgerald Gaming Corp. *** ...................              0
                                                               ------------
             Consumer/Business Services (0.2%)
    29,900   Anacomp, Inc. (Class A) (d) ...................        523,250
                                                               ------------
             Food: Specialty/Candy (0.0%)
     2,423   SFAC New Holdings Inc. (d) ....................              0
       445   SFFB Holdings, Inc. (d) .......................              0
   198,750   Specialty Foods Acquisition Corp. - 144A* .....              0
                                                               ------------
                                                                          0
                                                               ------------
             Internet Software/Services (0.0%)
    62,271   Globix Corp. (d) ..............................          1,245
                                                               ------------
             Medical Specialties (0.0%)
     9,394   MEDIQ, Inc. (d) ...............................         51,013
                                                               ------------
             Medical/Nursing Services (0.0%)
   512,862   Raintree Healthcare Corp. (d) .................              0
                                                               ------------
             Restaurants (0.1%)
     6,000   American Restaurant Group Holdings, Inc. - 144A*             0
    95,844   FRD Acquisition Co. (d) .......................        383,376
                                                               ------------
                                                                    383,376
                                                               ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


 NUMBER OF
   SHARES                                                    VALUE
-----------                                             ---------------
            Specialty Telecommunications (0.0%)
  144,793   Mpower Holding Corp. (d) ................    $     13,031
    3,111   Versatel Telecom International NV (ADR)             9,333
            (Netherlands)
   13,687   Viatel Holding Bermuda ..................               0
   20,110   World Access, Inc. (d) ..................              16
                                                         ------------
                                                               22,380
                                                         ------------
            Telecommunication Equipment (0.0%)
  196,000   FWT Inc. (Class A) (d) ..................           1,960
                                                         ------------
            Telecommunications (0.0%)
   38,099   Covad Communications Group, Inc. (d) ....          52,577
                                                         ------------
            Textiles (0.0%)
  298,462   United States Leather, Inc. (d) .........               0
                                                         ------------
            Wireless Telecommunications (0.0%)
   33,732   Arch Wireless Inc. (d) ..................          13,156
   43,277   Vast Solutions, Inc. (Class B1) (d) .....               0
   43,277   Vast Solutions, Inc. (Class B2) (d) .....               0
   43,277   Vast Solutions, Inc. (Class B3) (d) .....               0
                                                         ------------
                                                               13,156
                                                         ------------
            Total Common Stocks (Cost $49,159,539)...       1,141,113
                                                         ------------
            Convertible Preferred Stocks (0.0%)
            Oil & Gas Production (0.0%)
      989   XCL Ltd. - 144A* ........................               0
    5,000   XCL Ltd. (Units)[+/+] - 144A* ...........               0
                                                         ------------
                                                                    0
                                                         ------------
            Specialty Telecommunications (0.0%)
    7,216   McleodUSA Inc. ..........................          15,587
                                                         ------------
            Total Convertible Preferred Stocks
            (Cost $1,051,646) .......................          15,587
                                                         ------------
            Non-Convertible Preferred Stocks (0.7%)
            Broadcasting (0.1%)
       70   Paxson Communications Corp.+ ............         345,254
                                                         ------------
            Cellular Telephone (0.1%)
      661   Dobson Communications Corp.++ ...........         145,420
      494   Nextel Communications, Inc. (Series D)+..         425,580
                                                         ------------
                                                              571,000
                                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  NUMBER OF
   SHARES                                                  VALUE
------------                                          ---------------
             Electric Utilities (0.2%)
       847   TNP Enterprises Inc. (Series D)+ .....    $    626,780
                                                       ------------
             Publishing: Books/Magazines (0.0%)
       975   PRIMEDIA, Inc. .......................          35,222
                                                       ------------
             Restaurants (0.1%)
     2,574   American Restaurant Group Holdings,
              Inc. (Series B)......................         447,954
       163   FRD Acquisition Co. (Units)[+/+]......         163,000
                                                       ------------
                                                            610,954
                                                       ------------
             Specialty Telecommunications (0.0%)
       835   Broadwing Communications, Inc.
              (Series B) ..........................          58,553
       218   Intermedia Communication Inc.
              (Series B)+ .........................           4,366
    27,717   XO Communications, Inc.+ .............             277
                                                       ------------
                                                             63,196
                                                       ------------
             Telecommunication Equipment (0.2%)
 2,244,200   FWT, Inc. (Series A) (d) .............         673,260
                                                       ------------
             Total Non-Convertible Preferred Stocks
             (Cost $15,623,324) ...................       2,925,666
                                                       ------------



  NUMBER OF                                    EXPIRATION
   WARRANTS                                       DATE
-------------                                 ------------
              Warrants (e) (0.0%)

              Aerospace & Defense (0.0%)
      1,000   Sabreliner Corp. - 144A* ....     04/15/03              0
                                                           ------------
              Broadcasting (0.0%)
      4,000   UIH Australia/Pacific Inc. ..     05/15/06              0
        800   XM Satellite Radio, Inc. -
              144A* .......................     03/15/10            560
                                                           ------------
                                                                    560
                                                           ------------
              Cable/Satellite TV (0.0%)
        965   Ono Finance PLC (United           02/15/11              0
                                                           ------------
              Kingdom) - 144A*
              Casino/Gaming (0.0%)
     68,000   Aladdin Gaming Holdings LLC -     03/01/10              0
              144A*
      3,250   Resort At Summerlin LP - 144A*    12/15/07              0
                                                           ------------
                                                                      0
                                                           ------------
              Cellular Telephone (0.0%)
      5,300   McCaw International Ltd. -
              144A*                             04/15/07              0
                                                           ------------

                       See Notes to Financial Statements
                                       55

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued


  NUMBER OF                                             EXPIRATION
   WARRANTS                                                DATE          VALUE
-------------                                          ------------ ---------------
              Electric Utilities (0.0%)
        965   TNP Enterprises, Inc. - 144A* ..........   04/01/11    $     24,125
                                                                     ------------
              Internet Software/Services (0.0%)
     16,300   Verado Holdings, Inc. - 144A* ..........   04/15/08               0
                                                                     ------------
              Restaurants (0.0%)
      1,500   American Restaurant Group Holdings, Inc.
              - 144A* ................................   08/15/08               0
     40,750   FRD Acquisition Co. ....................   07/10/12               0
                                                                     ------------
                                                                                0
                                                                     ------------
              Specialty Telecommunications (0.0%)
      6,500   Birch Telecom Inc. .....................   06/15/08               0
      3,520   GT Group Telecom Inc. (Canada) - 144A*..   02/01/10               0
     15,989   McleodUSA, Inc. ........................   04/16/07             799
      3,111   Versatel Telecom International NV (ADR)    10/04/04               0
                                                                     ------------
              (Netherlands)
                                                                              799
                                                                     ------------
              Telecommunications (0.0%)
      1,200   Startec Global Communications Corp. -
              144A* .................................    05/15/08               0
                                                                     ------------
              Total Warrants (Cost $449,127).....................          25,484
                                                                     ------------


   PRINCIPAL
   AMOUNT IN                                                                COUPON        MATURITY
   THOUSANDS                                                                 RATE           DATE
--------------                                                         ---------------- ------------
               Short-Term Investments (21.5%)
               U.S. Government Obligations (f) (0.1%)
 $       600   U.S. Treasury Bills (Cost $596,143) (b)................ 1.54 - 1.61%     03/27/03            596,111
                                                                                                       ------------
               Repurchase Agreement (21.4%)
      88,153   Joint repurchase agreement account (dated 10/31/02;
               proceeds $88,157,701) (g)
               (Cost $88,153,000)..................................... 1.92             11/01/02         88,153,000
                                                                                                       ------------
               Total Short-Term Investments (Cost $88,749,143).......................                    88,749,111
                                                                                                       ------------
               Total Investments (Cost $628,535,902) (h).............................   102.8 %         424,620,724
               Liabilities in Excess of Other Assets ................................    (2.8)          (11,592,508)
                                                                                                       ------------
               Net Assets ...........................................................   100.0 %       $ 413,028,216
                                                                                                      =============



                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
PORTFOLIO OF INVESTMENTS [] OCTOBER 31, 2002 continued

------------
 ADR   American Depository Receipt.
  *    Resale is restricted to qualified institutional investors.
  ** Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 ***   Resale is restricted; acquired (12/22/98) at a cost basis of $48,586.
[+/+] Consists of one or more class of securities traded together as a unit; bond or preferred stock with attached warrants.
  +    Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)    Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts, futures contracts and securities purchased on a forward commitment basis.
(c)    Non-income producing security; bond in default.
(d)    Acquired through exchange offer.
(e)    Non-income producing securities.
(f) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(g)    Collateralized by federal agency and U.S. Treasury obligations.
(h) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $15,170,919 and the aggregate gross unrealized depreciation is $219,086,097, resulting in net unrealized depreciation of $203,915,178.

Futures Contracts Open at October 31, 2002:



                                                                                      UNREALIZED
   NUMBER OF    LONG/            DESCRIPTION, DELIVERY            UNDERLYING FACE    APPRECIATION
   CONTRACTS    SHORT                MONTH AND YEAR               AMOUNT AT VALUE   (DEPRECIATION)
-------------- ------- ----------------------------------------- ----------------- ---------------
   228          Long    US Treasury Note 2 Year, December 2002    $ 49,059,189      $ 659,277
   155          Long    US Treasury Note 10 Year, December 2002     18,666,656        138,144
   116          Long    US Treasury Bond, December 2002             11,950,875        173,489
   261          Short   US Treasury Note 5 Year, December 2002     (29,684,673)      (431,502)
    34          Short   US Treasury Note 10 Year, December 2002     (3,900,438)       (96,292)
    56          Short   US Treasury Bond, December 2002             (6,196,750)       125,401
                                                                                     --------
Net unrealized appreciation ....................................................    $ 568,517
                                                                                     ========

Forward Foreign Currency Contracts Open at October 31, 2002:



        CONTRACTS           IN EXCHANGE    DELIVERY     UNREALIZED
       TO DELIVER               FOR          DATE      DEPRECIATION
------------------------   ------------- ------------ -------------
AUD       2,500,000         $1,347,500    11/26/2002    $(36,217)
CAD       3,950,000         $2,533,757    11/21/2002        (488)
EUR       1,940,000         $1,883,740    01/24/2003     (28,518)
GBP         500,000         $  773,200    01/21/2003      (4,773)
                                                        --------
 Total unrealized depreciation ....................     $(69,996)
                                                        ========


Currency Abbreviations:
-----------------------------
AUD      Australian Dollar.
CAD      Canadian Dollar.
EUR      Euro.
GBP      British Pound.
DKK      Danish Krone.
NZD      New Zealand Dollar.
SEK      Swedish Krone.

                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2002



Assets:
Investments in securities, at value
 (cost $628,535,902) .....................................................    $  424,620,724
Cash .....................................................................           498,718
Receivable for:
  Interest ...............................................................         7,000,767
  Shares of beneficial interest sold .....................................         1,042,534
  Investments sold .......................................................           256,794
  Variation margin .......................................................            61,625
Prepaid expenses and other assets ........................................            44,533
                                                                              --------------
  Total Assets ...........................................................       433,525,695
                                                                              --------------
Liabilities:
Unrealized depreciation on open forward foreign currency contracts .......            69,996
Payable for:
  Investments purchased ..................................................        18,837,787
  Shares of beneficial interest redeemed .................................           925,266
  Distribution fee .......................................................           275,946
  Investment management fee ..............................................           141,837
Accrued expenses and other payables ......................................           246,647
                                                                              --------------
  Total Liabilities ......................................................        20,497,479
                                                                              --------------
  Net Assets .............................................................    $  413,028,216
                                                                              ==============
Composition of Net Assets:
Paid-in-capital ..........................................................    $  767,981,664
Net unrealized depreciation ..............................................      (203,279,641)
Dividends in excess of net investment income .............................          (443,190)
Accumulated net realized loss ............................................      (151,230,617)
                                                                              --------------
  Net Assets .............................................................    $  413,028,216
                                                                              ==============
Class A Shares:
Net Assets ...............................................................    $   29,700,741
Shares Outstanding (unlimited authorized, $.01 par value) ................         4,992,244
  Net Asset Value Per Share ..............................................    $         5.95
                                                                              ==============
  Maximum Offering Price Per Share,
  (net asset value plus 4.44% of net asset value) ........................    $         6.21
                                                                              ==============
Class B Shares:
Net Assets ...............................................................    $  355,328,970
Shares Outstanding (unlimited authorized, $.01 par value) ................        59,659,126
  Net Asset Value Per Share ..............................................    $         5.96
                                                                              ==============
Class C Shares:
Net Assets ...............................................................    $   12,524,315
Shares Outstanding (unlimited authorized, $.01 par value) ................         2,105,305
  Net Asset Value Per Share ..............................................    $         5.95
                                                                              ==============
Class D Shares:
Net Assets ...............................................................    $   15,474,190
Shares Outstanding (unlimited authorized, $.01 par value) ................         2,593,415
  Net Asset Value Per Share ..............................................    $         5.97
                                                                              ==============


                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended October 31, 2002



Net Investment Income:
Interest Income:
Interest .................................................................................    $  35,384,719
Dividends ................................................................................          126,861
                                                                                              -------------
  Total Income ...........................................................................       35,511,580
                                                                                              -------------
Expenses
Distribution fee (Class A shares) ........................................................           54,598
Distribution fee (Class B shares) ........................................................        3,382,819
Distribution fee (Class C shares) ........................................................          104,913
Investment management fee ................................................................        1,789,730
Transfer agent fees and expenses .........................................................          556,621
Professional fees ........................................................................          125,360
Shareholder reports and notices ..........................................................          119,150
Registration fees ........................................................................           67,114
Custodian fees ...........................................................................           65,261
Trustees' fees and expenses ..............................................................           31,822
Other ....................................................................................           22,257
                                                                                              -------------
  Total Expenses .........................................................................        6,319,645
                                                                                              -------------
  Net Investment Income ..................................................................       29,191,935
                                                                                              -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments ............................................................................      (62,662,089)
  Futures contracts ......................................................................        4,241,848
  Foreign exchange transactions ..........................................................       (1,128,811)
                                                                                              -------------
  Net Realized Loss ......................................................................      (59,549,052)
                                                                                              -------------
Net change in unrealized appreciation/depreciation on:
  Investments ............................................................................       43,609,575
  Futures contracts ......................................................................          984,064
  Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign
    currencies ...........................................................................          (50,427)
                                                                                              -------------
  Net Appreciation .......................................................................       44,543,212
                                                                                              -------------
  Net Loss ...............................................................................      (15,005,840)
                                                                                              -------------
Net Increase .............................................................................    $  14,186,095
                                                                                              =============


                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                FOR THE YEAR         FOR THE YEAR
                                                                                    ENDED               ENDED
                                                                              OCTOBER 31, 2002     OCTOBER 31, 2001
                                                                             ------------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................     $  29,191,935        $  45,446,707
Net realized loss ........................................................       (59,549,052)         (59,343,896)
Net change in unrealized depreciation ....................................        44,543,212          (17,947,572)
                                                                               -------------        -------------
  Net Increase (Decrease) ................................................        14,186,095          (31,844,761)
                                                                               -------------        -------------
Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares .........................................................        (1,855,292)          (1,321,334)
  Class B shares .........................................................       (23,343,929)         (23,447,359)
  Class C shares .........................................................          (717,790)            (638,996)
  Class D shares .........................................................          (508,260)            (205,884)
Paid-in-capital
  Class A shares .........................................................           (48,923)            (960,700)
  Class B shares .........................................................          (615,563)         (17,047,827)
  Class C shares .........................................................           (18,928)            (464,594)
  Class D shares .........................................................           (13,402)            (149,692)
                                                                               -------------        -------------
  Total Dividends and Distributions ......................................       (27,122,087)         (44,236,386)
                                                                               -------------        -------------
Net decrease from transactions in shares of beneficial interest ..........       (78,490,827)         (14,080,831)
                                                                               -------------        -------------
  Net Decrease ...........................................................       (91,426,819)         (90,161,978)
Net Assets:
Beginning of period ......................................................       504,455,035          594,617,013
                                                                               -------------        -------------
End of Period
(Including dividends in excess of net investment income of $443,190 and
$4,345,185, respectively) ................................................     $ 413,028,216        $ 504,455,035
                                                                               =============        =============


                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
NOTES TO FINANCIAL STATEMENTS [] OCTOBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley Diversified Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Diversified Income Trust
NOTES TO FINANCIAL STATEMENTS [] OCTOBER 31, 2002 continued

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation and Forward Foreign Currency Contracts - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange

Morgan Stanley Diversified Income Trust
NOTES TO FINANCIAL STATEMENTS [] OCTOBER 31, 2002 continued

gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the

Morgan Stanley Diversified Income Trust
NOTES TO FINANCIAL STATEMENTS [] OCTOBER 31, 2002 continued

Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $19,249,428 at October 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $10,077, $900,787 and $11,523, respectively and received $73,837 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2002 aggregated $331,686,387 and $471,095,778, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $160,120,406 and $207,542,642, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $6,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

Morgan Stanley Diversified Income Trust
NOTES TO FINANCIAL STATEMENTS [] OCTOBER 31, 2002 continued

years of service. Aggregate pension costs for the year ended October 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $19,819. At October 31, 2002, the Fund had an accrued pension liability of $93,519 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                                               FOR THE YEAR                      FOR THE YEAR
                                                                  ENDED                             ENDED
                                                             OCTOBER 31, 2002                  OCTOBER 31, 2001
                                                     -------------------------------- ----------------------------------
                                                          SHARES          AMOUNT            SHARES            AMOUNT
                                                     --------------- ----------------  ---------------- -----------------
CLASS A SHARES
Sold ...............................................     6,743,411    $   39,924,775       24,119,959    $  159,314,740
Reinvestment of dividends and distributions ........       135,295           793,669          148,935           937,006
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................             -                 -        3,638,880        23,497,752
Redeemed ...........................................    (6,769,778)      (40,024,679)     (24,935,950)     (163,827,889)
                                                        ----------    --------------      -----------    --------------
Net increase - Class A .............................       108,928           693,765        2,971,824        19,921,609
                                                        ----------    --------------      -----------    --------------
CLASS B SHARES
Sold ...............................................     7,904,269        47,035,881       25,354,450       165,232,153
Reinvestment of dividends and distributions ........     1,649,222         9,685,697        2,550,495        16,390,453
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................             -                 -        6,442,147        41,635,044
Redeemed ...........................................   (24,449,603)     (144,513,621)     (40,838,471)     (263,689,883)
                                                       -----------    --------------      -----------    --------------
Net decrease - Class B .............................   (14,896,112)      (87,792,043)      (6,491,379)      (40,432,233)
                                                       -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ...............................................     2,398,597        14,226,173        2,285,325        15,308,131
Reinvestment of dividends and distributions ........        66,934           392,893           87,763           562,685
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................             -                 -          148,730           959,611
Redeemed ...........................................    (2,452,842)      (14,520,213)      (2,483,869)      (16,469,257)
                                                       -----------    --------------      -----------    --------------
Net increase - Class C .............................        12,689            98,853           37,949           361,170
                                                       -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ...............................................     3,031,912        18,040,251        2,152,530        13,440,047
Reinvestment of dividends and distributions ........        55,298           325,744           33,204           209,002
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................             -                 -        1,113,962         7,209,129
Redeemed ...........................................    (1,647,051)       (9,857,397)      (2,360,163)      (14,789,555)
                                                       -----------    --------------      -----------    --------------
Net increase - Class D .............................     1,440,159         8,508,598          939,533         6,068,623
                                                       -----------    --------------      -----------    --------------
Net decrease in Fund ...............................   (13,334,336)   $  (78,490,827)      (2,542,073)   $  (14,080,831)
                                                       ===========    ==============      ===========    ==============

Morgan Stanley Diversified Income Trust
NOTES TO FINANCIAL STATEMENTS [] OCTOBER 31, 2002 continued

6. Federal Income Tax Status

At October 31, 2002, the Fund had a net capital loss carryover of approximately $149,868,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:




                                        AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------------------------
    2003         2004        2005        2006        2007         2008         2009         2010
-----------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
$  3,892       $2,953      $7,131      $7,532      $10,929      $18,698      $39,098      $59,635
========       ======      ======      ======      =======      =======      =======      =======


Due to the Fund's acquisition of Morgan Stanley Dean Witter World Wide Income Trust, utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the total carryover available.

As of October 31, 2002, the Fund had temporary book/tax differences primarily attributable to book amortization of discount on debt securities, mark-to-market of open futures and forward foreign currency exchange contracts and interest on bonds in default and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund, foreign currency losses and an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,023,607, dividends in excess of net investment income was credited $1,072,674 and accumulated net realized loss was credited $1,950,933.


7. Purpose of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into interest rate futures contracts ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value

Morgan Stanley Diversified Income Trust
NOTES TO FINANCIAL STATEMENTS [] OCTOBER 31, 2002 continued

of the underlying securities or in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2002, there were outstanding forward and futures contracts.


8. Acquisition of Morgan Stanley Dean Witter World Wide Income Trust
On April 9, 2001, the Fund acquired all the net assets of the Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") based on the respective valuations as of the close of business on April 6, 2001 pursuant to a plan of reorganization approved by the shareholders of World Wide on March 27, 2001. The acquisition was accomplished by a tax-free exchange of 3,638,880 Class A shares of the Fund at a net asset value of $6.46 per share for 3,198,254 shares of World Wide; 6,442,147 Class B shares of the Fund at a net asset value of $6.46 per share for 5,654,385 Class B shares of World Wide; 148,730 Class C shares of the Fund at a net asset value of $6.45 per share for 130,518 Class C shares of World Wide; and 1,113,962 Class D shares of the Fund at a net asset value of $6.47 per share for 977,929 Class D shares of World Wide. The net assets of the Fund and World Wide immediately before the acquisition were $531,425,562 and $73,301,536, respectively, including unrealized depreciation of $7,266,202 for World Wide. Immediately after the acquisition, the combined net assets of the Fund amounted to $604,727,098.


9. Change in Accounting Policy
Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $62,657 increase in the cost of securities and a corresponding increase in undistributed net investment income based on securities held as October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $454,342; increase unrealized depreciation by $2,063,269; and decrease net realized losses by $1,608,927. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Diversified Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------------
                                                              2002           2001          2000         1999        1998
                                                        --------------- -------------- ------------ ------------ ----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ..................    $   6.10       $  6.97         $  8.16      $  9.01    $  9.46
                                                           --------       -------         -------      -------    -------
Income (loss) from investment operations:
 Net investment income[+/+] ...........................        0.42 (3)     0.56            0.72         0.74        0.74
 Net realized and unrealized loss .....................       (0.18)(3)    (0.88)          (1.23)       (0.87)      (0.46)
                                                           --------       -------         -------      -------    -------
Total income (loss) from investment operations ........        0.24        (0.32)          (0.51)       (0.13)       0.28
                                                           --------       -------         -------      -------    -------
Less dividends and distributions from:
 Net investment income ................................       (0.38)       (0.32)          (0.62)       (0.63)      (0.70)
 Paid-in-capital ......................................       (0.01)       (0.23)          (0.06)       (0.09)      (0.03)
                                                           --------       -------         -------      -------    -------
Total dividends and distributions .....................       (0.39)       (0.55)          (0.68)       (0.72)      (0.73)
                                                           --------       -------         -------      -------    -------
Net asset value, end of period ........................    $   5.95       $  6.10         $  6.97      $  8.16    $  9.01
                                                           ========       =======         =======      =======    =======
Total Return+  ........................................        4.25%       (4.62)%          (6.66)%      (1.61)%     2.86%
Ratios to Average Net Assets(1):
Expenses ..............................................        0.81%        0.76 %(2)        0.73 %       0.72 %     0.77%
Net investment income .................................        7.13%(3)     8.78 %(2)        9.28 %       8.56 %     7.94%
Supplemental Data:
Net assets, end of period, in thousands ...............    $ 29,701      $29,769          $13,318      $21,828    $15,130
Portfolio turnover rate ...............................          82%         110 %             40 %         71 %      130%

-----------
[+/+} The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.78% and 8.76%, respectively.
(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
FINANCIAL HIGHLIGHTS continued


                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                     -----------------------------------------------------------------------
                                                           2002           2001          2000         1999          1998
                                                     --------------- -------------- ------------ ------------ --------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............    $   6.10       $   6.98         $   8.16     $   9.01   $     9.46
                                                        --------       --------         --------     --------   ----------
Income (loss) from investment operations:
 Net investment income[+/+] ........................        0.38 (3)      0.53              0.67         0.68         0.68
 Net realized and unrealized loss ..................       (0.17)(3)     (0.90)            (1.22)       (0.87)       (0.46)
                                                        --------       --------         --------     --------   ----------
Total income (loss) from investment operations .....        0.21         (0.37)            (0.55)       (0.19)        0.22
                                                        --------       --------         --------     --------   ----------
Less dividends and distributions from:
 Net investment income .............................       (0.34)        (0.30)            (0.58)       (0.58)       (0.65)
 Paid-in-capital ...................................       (0.01)        (0.21)            (0.05)       (0.08)       (0.02)
                                                        --------       --------         --------     --------   ----------
Total dividends and distributions ..................       (0.35)        (0.51)            (0.63)       (0.66)       (0.67)
                                                        --------       --------         --------     --------   ----------
Net asset value, end of period .....................    $   5.96       $   6.10         $   6.98     $   8.16   $     9.01
                                                        ========       ========         ========     ========   ==========
Total Return+  .....................................        3.73%         (5.37)%          (7.24)%      (2.14)%       2.23%
Ratios to Average Net Assets(1):
Expenses ...........................................        1.47%          1.41 %(2)        1.38 %       1.38 %       1.38%
Net investment income ..............................        6.47%(3)       8.13 %(2)        8.63 %       7.90 %       7.33%
Supplemental Data:
Net assets, end of period, in thousands ............    $355,329       $454,883         $565,493     $859,553   $1,024,021
Portfolio turnover rate ............................          82%           110 %             40 %         71 %        130%

-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.43% and 8.11%, respectively.
(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
FINANCIAL HIGHLIGHTS continued


                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------------
                                                              2002           2001          2000         1999        1998
                                                        --------------- -------------- ------------ ------------ ----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..................    $   6.09       $  6.97         $  8.15      $  9.00    $  9.45
                                                           --------       -------         -------      -------    -------
Income (loss) from investment operations:
 Net investment income [+/+] ..........................        0.38 (3)      0.53            0.67         0.68       0.68
 Net realized and unrealized loss .....................       (0.17)(3)     (0.90)          (1.22)       (0.87)     (0.46)
                                                           --------       -------         -------      -------    -------
Total income (loss) from investment operations. .......        0.21         (0.37)          (0.55)       (0.19)      0.22
                                                           --------       -------         -------      -------    -------
Less dividends and distributions from:
 Net investment income ................................       (0.34)        (0.30)          (0.58)       (0.58)     (0.65)
 Paid-in-capital ......................................       (0.01)        (0.21)          (0.05)       (0.08)     (0.02)
                                                           --------       -------         -------      -------    -------
Total dividends and distributions .....................       (0.35)        (0.51)          (0.63)       (0.66)     (0.67)
                                                           --------       -------         -------      -------    -------
Net asset value, end of period ........................    $   5.95       $  6.09         $  6.97      $  8.15    $  9.00
                                                           ========       =======         =======      =======    =======
Total Return+  ........................................        3.74%        (5.38)%         (7.12)%      (2.25)%     2.26%
Ratios to Average Net Assets (1):
Expenses ..............................................        1.47%         1.35 %(2)       1.38 %       1.38 %     1.38%
Net investment income .................................        6.47%(3)      8.19 %(2)       8.63 %       7.90 %     7.33%
Supplemental Data:
Net assets, end of period, in thousands ...............    $ 12,524       $12,754         $14,313      $19,450    $15,659
Portfolio turnover rate ...............................          82%          110 %            40 %         71 %      130%

-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.37% and 8.17%, respectively.
(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
FINANCIAL HIGHLIGHTS continued


                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                         -------------------------------------------------------------------
                                                               2002           2001          2000         1999        1998
                                                         --------------- -------------- ------------ ------------ ----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $   6.11       $ 6.99         $ 8.15       $ 9.00      $ 9.45
                                                            --------       ------         ------       ------      ------
Income (loss) from investment operations:
 Net investment income [+/+] ...........................        0.41 (3)     0.56           0.72         0.76        0.76
 Net realized and unrealized loss ......................       (0.15)(3)    (0.87)         (1.19)       (0.88)      (0.46)
                                                            --------       ------         ------       ------      ------
Total income (loss) from investment operations .........        0.26        (0.31)         (0.47)       (0.12)       0.30
                                                            --------       ------         ------       ------      ------
Less dividends and distributions from:
 Net investment income .................................       (0.39)       (0.33)         (0.63)       (0.64)      (0.72)
 Paid-in-capital .......................................       (0.01)       (0.24)         (0.06)       (0.09)      (0.03)
                                                            --------       ------         ------       ------      ------
Total dividends and distributions ......................       (0.40)       (0.57)         (0.69)       (0.73)      (0.75)
                                                            --------       ------         ------       ------      ------
Net asset value, end of period .........................    $   5.97       $ 6.11         $ 6.99       $ 8.15      $ 9.00
                                                            ========       ======         ======       ======      ======
Total Return+  .........................................        4.61%       (4.56)%        (6.20)%      (1.42)%      3.21%
Ratios to Average Net Assets(1):
Expenses ...............................................        0.62%        0.56 %(2)      0.53 %       0.53 %      0.53%
Net investment income ..................................        7.32%(3)     8.98 %(2)      9.48 %       8.75 %      8.18%
Supplemental Data:
Net assets, end of period, in thousands ................    $ 15,474       $7,049         $1,493       $1,046      $  740
Portfolio turnover rate ................................          82%         110 %           40 %         71 %       130%

-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.58% and 8.96%, respectively.
(3) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.10%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                       See Notes to Financial Statements

Morgan Stanley Diversified Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Diversified Income Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Diversified Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Diversified Income Trust as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 12, 2002
                      2002 Federal Tax Notice (unaudited)

      Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2002, 3.42% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                    MORGAN STANLEY DIVERSIFIED INCOME TRUST

                           PART C OTHER INFORMATION

Item 23.  Exhibits
--------  --------

a(1). Declaration of Trust of the Registrant, dated December 18, 1991, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 25, 1996.

a(2). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 14, 1997.

a(3). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

a(4). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

b. Amended and Restated By-Laws of the Registrant, dated September 24, 2002, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on December 27, 2002.

c.        Not Applicable.

d. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

e(1). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

e(2). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1993.

e(3). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

f. Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees, dated May 8, 1997, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

g(1). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 25, 1996.

g(2). Amendment to the Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 24, 1996.

g(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

g(4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

h(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on October 27, 2000.

h(2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 31, 1999.

i. Opinion of Sheldon Curtis, Esq., dated February 27, 1992, is incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 28, 1992, and Exhibit 9 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

j.        Consent of Independent Auditors, filed herein.

k.        Not Applicable.

l.        Not Applicable.

m. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 14, 1997.

n. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

o.        Not Applicable.

p(1). Code of Ethics of Morgan Stanley Investment Management, is incorporated by reference to Exhibit p(1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on
          December 27, 2002.

p(2). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit p(2) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on December 27, 2002.

Other Powers of Attorney are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 22, 1994, Exhibit (Other) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 6, 1998 and Exhibit Other of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 27, 2000.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

           See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two,
Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas, New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED  ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------     ----------------------------------------------------------
Mitchell M. Merin                      President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer     Investment Management; Chairman, Chief Executive Officer and
and Director                           Director of Morgan Stanley Distributors and Morgan Stanley
                                       Trust; President, Chief Executive Officer and Director of Morgan
                                       Stanley Services; President and Chief Executive Officer of the
                                       Morgan Stanley Funds; Executive Vice President and Director of
                                       Morgan Stanley DW; Director of Morgan Stanley Investment
                                       Management Inc.; Member of the Executive Committee of Morgan
                                       Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                       the Van Kampen investment companies; President and Chief Executive
                                       Officer of the Van Kampen Closed-End Funds.

Barry Fink                             Managing Director and General Counsel of Morgan Stanley
Managing Director,                     Investment Management; Managing Director, Secretary, General
Secretary and Director                 Counsel and Director of Morgan Stanley Services; Vice President
                                       and Secretary of Morgan Stanley Distributors; Vice President,
                                       Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                    Managing Director and General Counsel of Morgan Stanley
Managing Director and                  Services; Vice President and Assistant Secretary of the Morgan
General Counsel                        Stanley Funds.

NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------     ----------------------------------------------------------
Joseph J. McAlinden                    Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                  Investment Management Inc.; Chief Investment Officer and
Chief Investment Officer               Managing Director of Morgan Stanley Investments LP; Director of
                                       Morgan Stanley Trust.

Barton M. Biggs                        Chairman, Senior Advisor, Managing Director and Director of
Managing Director                      Morgan Stanley Investment Management Inc. and Managing Director
and Senior Advisor                     of Morgan Stanley Investments LP.

Thomas L. Bennett                      Managing Director and Director of Morgan Stanley Investment
Managing Director                      Management Inc.; Director of the Universal Institutional Funds;
                                       Managing Director and Executive Committee member of Morgan
                                       Stanley Investments LP; Chairman of Morgan Stanley Institutional
                                       Fund Trust; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                      Managing Director, Chief Administrative Officer and Director
Managing Director,                     of Morgan Stanley Services and Chief Executive Officer and
Chief Administrative Officer and       Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                   Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                      Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                       Investment Management Ltd.; Vice President and Investment
                                       Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                        Managing Director and Chief Administrative Officer- Investments
Managing Director and                  of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-          Investments LP.
Investments

John B. Kemp, III                      President of Morgan Stanley Distributors.
Executive Director

Francis Smith                          Executive Director of Morgan Stanley Services; Vice President and
Executive Director                     Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27.   PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Government Securities Trust
(4)      Active Assets Institutional Money Trust
(5)      Active Assets Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley Allocator Fund
(10)     Morgan Stanley All Star Growth Fund
(11)     Morgan Stanley American Opportunities Fund
(12)     Morgan Stanley Balanced Growth Fund
(13)     Morgan Stanley Balanced Income Fund
(14)     Morgan Stanley Biotechnology Fund
(15)     Morgan Stanley California Tax-Free Daily Income Trust
(16)     Morgan Stanley California Tax-Free Income Fund
(17)     Morgan Stanley Capital Opportunities Trust

(18)     Morgan Stanley Convertible Securities Trust
(19)     Morgan Stanley Developing Growth Securities Trust
(20)     Morgan Stanley Diversified Income Trust
(21)     Morgan Stanley Dividend Growth Securities Inc.
(22)     Morgan Stanley Equity Fund
(23)     Morgan Stanley European Growth Fund Inc.
(24)     Morgan Stanley Federal Securities Trust
(25)     Morgan Stanley Financial Services Trust
(26)     Morgan Stanley Fund of Funds
(27)     Morgan Stanley Fundamental Value Fund
(28)     Morgan Stanley Global Advantage Fund
(29)     Morgan Stanley Global Dividend Growth Securities
(30)     Morgan Stanley Global Utilities Fund
(31)     Morgan Stanley Growth Fund
(32)     Morgan Stanley Hawaii Municipal Trust
(33)     Morgan Stanley Health Sciences Trust
(34)     Morgan Stanley High Yield Securities Inc.
(35)     Morgan Stanley Income Builder Fund
(36)     Morgan Stanley Information Fund
(37)     Morgan Stanley Intermediate Income Securities
(38)     Morgan Stanley International Fund
(39)     Morgan Stanley International SmallCap Fund
(40)     Morgan Stanley International Value Equity Fund
(41)     Morgan Stanley Japan Fund
(42)     Morgan Stanley KLD Social Index Fund
(43)     Morgan Stanley Latin American Growth Fund
(44)     Morgan Stanley Limited Duration Fund
(45)     Morgan Stanley Limited Duration U.S. Treasury Trust
(46)     Morgan Stanley Limited Term Municipal Trust
(47)     Morgan Stanley Liquid Asset Fund Inc.
(48)     Morgan Stanley Market Leader Trust
(49)     Morgan Stanley Mid-Cap Value Fund
(50)     Morgan Stanley Multi-State Municipal Series Trust
(51)     Morgan Stanley Nasdaq-100 Index Fund
(52)     Morgan Stanley Natural Resource Development Securities Inc.
(53)     Morgan Stanley New Discoveries Fund
(54)     Morgan Stanley New York Municipal Money Market Trust
(55)     Morgan Stanley New York Tax-Free Income Fund
(56)     Morgan Stanley Next Generation Trust
(57)     Morgan Stanley Pacific Growth Fund Inc.
(58)     Morgan Stanley Prime Income Trust
(59)     Morgan Stanley Real Estate Fund
(60)     Morgan Stanley S&P 500 Index Fund
(61)     Morgan Stanley Small-Mid Special Value Fund
(62)     Morgan Stanley Special Growth Fund
(63)     Morgan Stanley Special Value Fund
(64)     Morgan Stanley Strategist Fund
(65)     Morgan Stanley Tax-Exempt Securities Trust
(66)     Morgan Stanley Tax-Free Daily Income Trust
(67)     Morgan Stanley Tax-Managed Growth Fund
(68)     Morgan Stanley Technology Fund

(69)     Morgan Stanley Total Market Index Fund
(70)     Morgan Stanley Total Return Trust
(71)     Morgan Stanley U.S. Government Money Market Trust
(72)     Morgan Stanley U.S. Government Securities Trust
(73)     Morgan Stanley Utilities Fund
(74)     Morgan Stanley Value-Added Market Series
(75)     Morgan Stanley Value Fund
(76)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                    POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                    -----------------------------------------------------

James F. Higgins        Director

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vadala          Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21st day of February, 2003.

                                       MORGAN STANLEY DIVERSIFIED INCOME TRUST

                                       By  /s/ Barry Fink
                                           --------------------------
                                           Barry Fink
                                           Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                                  Title                              Date
         ----------                                  -----                              ----
(1) Principal Executive Officer             Chief Executive Officer and
                                            President
By       /s/ Mitchell M. Merin                                                        02/21/03
     ------------------------------
         Mitchell M. Merin


(2) Principal Financial Officer             Chief Financial Officer

By       /s/ Francis J. Smith                                                         02/21/03
     ------------------------------
         Francis J. Smith


(3) Majority of the Trustees

         Charles A. Fiumefreddo (Chairman)
         Philip J. Purcell
         James F. Higgins

By       /s/ Barry Fink                                                               02/21/03
    --------------------------------
         Barry Fink
         Attorney-in-Fact

         Michael Bozic     Manuel H. Johnson
         Edwin J. Garn     Michael E. Nugent
         Wayne E. Hedien

By       /s/ David M. Butowsky                                                        02/21/03
     -------------------------------
         David M. Butowsky
         Attorney-in-Fact

                     MORGAN STANLEY DIVERSIFIED INCOME TRUST

                                  EXHIBIT INDEX


j.        Consent of Independent Auditors